UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2005– September 30, 2006

Item 1: Reports to Shareholders

Vanguard® Asset Allocation Fund ™

> Annual Report

September 30, 2006

>	Vanguard Asset Allocation fund benefited from heavy exposure to a strong-performing stock market during fiscal year 2006. Investor Shares returned 11.0%; Admiral Shares gained 11.1%.

>	In May, just before the market retracted some of its gains, the fund retreated temporarily from its 100% stock allocation.

>	The fund has continued to outpace both its benchmark index and peers over the long term.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	28
About Your Fund’s Expenses	29
Trustees Approve Advisory Agreement	31
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2006
Total
Returns
Vanguard Asset Allocation Fund
Investor Shares	11.0%
Admiral™ Shares[1]	11.1
Asset Allocation Composite Index[2]	7.9
Average Flexible Portfolio Fund[3]	7.7
Dow Jones Wilshire 5000 Index	10.5

Your Fund’s Performance at a Glance
September 30, 2005–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Asset Allocation Fund
Investor Shares	$25.08	$27.29	$0.510	$0.000
Admiral Shares	56.33	61.28	1.209	0.000

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	65% S&P 500 Index and 35% Lehman Long Treasury Index.
3	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

Vanguard Asset Allocation Fund ended the 2006 fiscal year with returns of 11.0% for Investor Shares and 11.1% for Admiral Shares, more than 3 percentage points ahead of the performance of its benchmark index and the average return of comparable funds.

The fund benefited from full exposure to the stock market for all but three weeks of the fiscal year, when it trimmed its stock weighting to 90%. Stocks performed well in an environment offering low inflation and strong corporate earnings. The fund’s heavy equity allocation left the portfolio ahead of its benchmark index, which has a fixed allocation of 65% stocks and 35% bonds.

If you own the Asset Allocation Fund in a taxable account, you may wish to review page 28 for a report on the fund’s after-tax returns.

Stocks endured some rough going, then recovered to post strong results

The stock market advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns. The broad market rebounded to post a solid 10.5% return for the 12-month period. Value-oriented stocks outperformed growth stocks, and large-

capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years.

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery.

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher. The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in late summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.2%	12.8%	7.6%
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	10.5	13.3	8.6
MSCI All Country World Index ex USA (International)	19.4	23.9	16.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

Timely move in May boosted fund performance

Vanguard Asset Allocation Fund’s advisor, Mellon Capital Management, uses a proprietary quantitative model to assess the relative attractiveness of stocks, bonds, and cash. For most of the fiscal year, the model indicated full exposure to the stock market; when that is the case, all of the fund’s assets are invested in the stocks that make up the Standard & Poor’s 500 Index. At the beginning of May, the model indicated bond prices were becoming more attractive relative to stocks. The fund’s allocation to bonds thus rose from zero to 10% during that month, when the S&P 500 fell more than –3%. The fund returned to an all-stock portfolio toward the end of the month.

The well-timed move helped the fund outdistance the S&P 500’s 10.8% gain during the fund’s fiscal year. The fund’s strong performance relative to its peer group reflected its near-total commitment to stocks, which handily outpaced bonds during the 12-month period. The fund’s bond proxy, the Lehman Long U.S. Treasury Bond Index, gained 2.4%.

Among the sectors contributing to the S&P 500’s gain, financial stocks stood out. The so-called money center banks—whose business lines are much broader than retail banking—were the sector’s leaders. Bank of America, JPMorgan Chase, and Citigroup benefited from record levels of corporate bond issuance, an active merger and acquisition market, and increased exposure to rapidly growing international markets.

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Flexible
	Shares	Shares	Portfolio Fund
Asset Allocation Fund	0.41%	0.30%	1.20%

1	Fund expense ratios reflect the 12 months ended September 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

Telecommunications was another strong sector, with two companies in the midst of a merger leading the way. Those firms—AT&T and BellSouth—were also top-ten performers in the S&P 500. The market generally favored value stocks, those whose prices are low relative to earnings, as well as large companies offering attractive dividends.

Over time, the fund’s moves have proved beneficial

Over the past ten years, the Asset Allocation Fund’s Investor Shares have averaged a 9.2% annual return, compared with 8.9% for the composite index, which does not incur the transaction costs and expenses faced by the fund. The fund has also outpaced the broad stock market, even with an asset allocation that at times included investments in generally lower-risk, lower-returning U.S. Treasury bonds. Timely moves, such as those in May, have made such performance possible over the long term.

As the table below shows, the Asset Allocation Fund also performed favorably against the average return for competing funds, besting them by more than 2 percentage points. A hypothetical $10,000 investment made in your fund a decade ago would have grown to $24,206—or $4,640 more than generated by the average performance among peer funds.

Provision your portfolio for a long-term journey

Although the stock market finished the year with a solid return, the journey was circuitous: a strong start, a mid-May

Portfolio Allocation Changes

Date	Stocks	Bonds	Cash
Starting Allocation:
September 30, 2005	100%	0%	0%
May 3, 2006	90	10	0
May 24, 2006	100	0	0

Total Returns
		Ten Years Ended
	September 30, 2006
		Final Value
	Average	of a $10,000
	Annual	Initial
	Return	Investment
Asset Allocation Fund
Investor Shares	9.2%	$24,206
Asset Allocation
Composite Index	8.9	23,353
Average Flexible
Portfolio Fund	6.9	19,566
Dow Jones
Wilshire 5000 Index	8.6	22,871

swoon, and a powerful finish. These ups and downs are an unavoidable fact of investing life.

Our time-tested counsel to shareholders navigating the market’s peaks and valleys in pursuit of long-term goals is to diversify both within and across asset classes. While the Asset Allocation Fund has successfully straddled stock and bond markets, don’t mistake it for a fully diversified option. The fund has been primarily in stocks since the summer of 2002, providing little exposure to the bond market. It could also morph into an all-bond portfolio if the environment dictated such a move. As one component in a portfolio diversified across asset classes, Vanguard Asset Allocation Fund gives you a chance to benefit from the advisor’s demonstrated skill in identifying periods of unusually attractive valuation in stock and bond markets.

A simple, diversified strategy gives you the opportunity to pursue the potentially high returns available from stocks, while paying heed to risk control. Vanguard Asset Allocation Fund can play an important role in such a plan.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 17, 2006

Advisor’s Report

For the fiscal year ended September 30, 2006, the equity market handily outperformed long-term U.S. Treasury bonds. By maintaining an overweighting in stocks relative to its neutral benchmark allocation of 65% stocks/35% bonds, Vanguard Asset Allocation Fund outperformed the benchmark by 3.1% during the 12 months. The fund’s Investor Shares posted a total return (price change plus reinvested income) of 11.0% (Admiral Shares, 11.1%), compared with returns of 7.9% for the composite benchmark, 10.8% for the Standard & Poor’s 500 Index, and 2.4% for long-term U.S. Treasury bonds.

The investment environment

The Asset Allocation Fund maintained an aggressive commitment to equities during the 12 months, with allocations ranging from 90% to 100% stocks. Stocks outperformed long-term bonds as the economic recovery continued, and interest rates for long-term bonds rose as the Federal Reserve Board continued its fight against an onset of inflation by raising the federal funds target rate six times during the period, to 5.25%.

Despite the outperformance of stocks over bonds, the underlying economic fundamentals that brought us to an overweighted equity allocation remained intact as the fiscal period came to a close. Expected returns of stocks have substantially exceeded those for bonds and cash (the equity risk premium has remained well above its long-run fair value). Inflation appears to remain under control and close to the Fed’s target zone of 2%, and the long-term growth forecast for U.S. companies continues to exceed 10%.

Our successes

As you know, we follow a disciplined process that focuses on forward-looking risk-adjusted returns. We evaluate the potential return for each asset class individually and comparatively (adjusted for risk) and determine an asset allocation that is most likely to maximize long-run risk-adjusted returns.

Consistent with the wide spread between the expected returns of stocks and the expected returns of bonds that prevailed on September 30, 2005, we began the fiscal year with an aggressive 100% allocation to equities and maintained this overweighting until the beginning of May 2006, when we reduced our equity allocation to 90% and increased our bond allocation from 0% to 10%. This shift was in response to a narrowing of the expected return spread between stocks and bonds, as stocks rallied and bonds sold off. Toward the end of May, however, a lower-priced S&P 500 Index and lower bond yields had once again widened the expected return spread between stocks and bonds enough to prompt us to move back to an allocation of 100% equities. Our allocation was also driven by solid earnings, cash flow, and growth prospects for corporate America.

Our shortfalls

Although the fund outpaced its comparative standards during the fiscal year, the fund’s performance was lackluster for the last five months of the period. With the fund allocated almost entirely in equities, bonds rallied significantly on market expectations that the Fed might cut rates.

Over the past three decades, there have been six other occasions when our tactical asset allocation model has recommended 100% stocks. While each previous instance of a 100% equity allocation was followed by substantial positive returns over time (following our 100% stock recommendations, the average 12-month return for the S&P 500 Index has been 23%), these returns have not always occurred immediately. For example, in the six months immediately following the 100% equity signal in the fall of 1977, the S&P 500 declined –7.6%, before rebounding substantially. In any event, we fully expect that the markets will correct the current misvaluation within a reasonable time frame.

Our portfolio positioning

After updating and reevaluating our data, we can report that there has been no change in our view that the U.S. equity market remains attractive. At this writing, with the S&P 500 Index at around 1,330, our calculations show that the index should return more than 10% per year over the next ten years. Meanwhile, high-grade corporate bonds currently trade at a yield of about 5.8% (and long-term Treasuries around 4.8%). The Mellon Capital expected risk premium remains compelling, at more than 4.5% (the long-run average risk premium has been 3.7%), and consequently our model continues to recommend a 100% allocation to stocks. We remain confident that, in time, investors in the Asset Allocation Fund will be further rewarded for bearing the risk of our current 100% stock allocation.

Charles J. Jacklin, President and

Chief Executive Officer

Thomas F. Loeb, Chairman

Helen Potter, CFA, Managing Director

Mellon Capital Management Corporation

October 20, 2006

Fund Profile

As of September 30, 2006

Total Fund Characteristics

Turnover Rate	16%
Expense Ratio
Investor Shares	0.41%
Admiral Shares	0.30%
Short-Term Reserves	0%

Sector Diversification (% of equity portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	10%	10%	12%
Consumer Staples	10	10	9
Energy	9	9	9
Financials	22	22	23
Health Care	13	13	12
Industrials	11	11	11
Information Technology	15	15	15
Materials	3	3	3
Telecommunication
Services	4	4	3
Utilities	3	3	3

Total Fund Volatility Measures[3]
	Fund Versus	Fund Versus
	Composite Index[4]	Broad Index[2]
R-Squared	0.81	0.96
Beta	1.17	0.81

Ten Largest Stocks[5] (% of equity portfolio)

ExxonMobil Corp.	integrated oil
	and gas	3.3%
General Electric Co.	industrial
	conglomerate	3.0
Citigroup, Inc.	diversified
	financial services	2.0
Bank of America Corp.	diversified
	financial services	2.0
Microsoft Corp.	systems software	2.0
Pfizer Inc.	pharmaceuticals	1.7
The Procter & Gamble Co.	household products	1.6
Johnson & Johnson	pharmaceuticals	1.6
American International
Group, Inc.	multi-line insurance	1.4
JPMorgan Chase & Co.	diversified
	financial services	1.4
Top Ten		20.0%
Top Ten as % of Total Net Assets		16.5%

Fund Asset Allocation6

1	S&P 500 Index.
2	Dow Jones Wilshire 5000 Index.
3	For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 32 and 33.
4	65% S&P 500 Index and 35% Lehman Long Treasury Index.
5	“Ten Largest Stocks” excludes any temporary cash investments and equity index products.
6	Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	500	500	4,974
Median Market Cap	$56.1B	$56.1B	$27.5B
Price/Earnings Ratio	16.9x	17.0x	17.2x
Price/Book Ratio	2.8x	2.8x	3.7x
Dividend Yield	1.9%	1.9%	1.7%
Return on Equity	18.9%	18.9%	15.4%
Earnings Growth Rate	17.0%	17.0%	15.7%
Foreign Holdings	0.0%	0.0%	1.1%

Fixed Income Characteristics
		Comparative	Broad
	Fund[3]	Index[4]	Index[5]
Number of Bonds	0	34	6,938
Average Coupon	—	7.0%	5.3%
Average Effective Maturity	—	17.4 years	7.1 years
Average Quality[6]	—	AAA	AA1
Average Duration	—	10.6 years	4.6 years

Equity Investment Focus

Fixed Income Investment Focus

1	S&P 500 Index.
2	Dow Jones Wilshire 5000 Index.
3	As of September 30, 2006, the fund owned no bonds. When the fund owns bonds, it typically invests in long-term U.S. Treasury securities.
4	Lehman Long Treasury Index.
5	Lehman Aggregate Bond Index.
6	Moody’s Investors Service.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1996–September 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
Asset Allocation Fund Investor Shares	11.00%	8.00%	9.24%	$24,206
Dow Jones Wilshire 5000 Index	10.48	8.64	8.62	22,871
Asset Allocation Composite Index[1]	7.88	7.19	8.85	23,353
Average Flexible Portfolio Fund[2]	7.68	6.83	6.94	19,566

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Asset Allocation Fund Admiral Shares	11.10%	8.11%	6.10%	$135,531
Dow Jones Wilshire 5000 Index	10.48	8.64	5.49	131,573
Asset Allocation Composite Index[1]	7.88	7.19	5.36	130,711

1	65% S&P 500 Index and 35% Lehman Long Treasury Index.
2	Derived from data provided by Lipper Inc.
3	August 13, 2001.

Fiscal-Year Total Returns (%): September 30, 1996–September 30, 2006

	Investor Shares			Composite
Fiscal	Capital	Income	Total	Index Total
Year	Return	Return	Return	Return[1]
1997	24.7%	4.7%	29.4%	30.4%
1998	11.5	3.7	15.2	14.2
1999	10.5	4.2	14.7	14.4
2000	7.0	4.4	11.4	12.4
2001	–16.6	3.1	–13.5	–13.8
2002	–18.5	2.1	–16.4	–8.8
2003	24.1	1.7	25.8	17.4
2004	10.9	1.9	12.8	10.8
2005	9.4	2.2	11.6	10.6
2006	8.8	2.2	11.0	7.9

1	65% S&P 500 Index and 35% Lehman Long Treasury Index.

Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (81.7%)[1]
Consumer Discretionary (8.3%)
*	Comcast Corp. Class A	1,707,249	62,912
	Time Warner, Inc.	3,316,063	60,452
	Home Depot, Inc.	1,655,683	60,052
	The Walt Disney Co.	1,717,151	53,077
	McDonald’s Corp.	1,003,219	39,246
	Target Corp.	701,870	38,778
	News Corp., Class A	1,916,300	37,655
	Lowe’s Cos., Inc.	1,248,504	35,033
*	Viacom Inc. Class B	577,542	21,473
*	Starbucks Corp.	609,412	20,750
	Federated
	Department Stores, Inc.	446,650	19,300
*	Kohl’s Corp.	273,255	17,740
	Best Buy Co., Inc.	324,632	17,387
	CBS Corp.	614,642	17,314
	The McGraw-Hill Cos., Inc.	293,106	17,009
	Carnival Corp.	352,349	16,571
	General Motors Corp.	448,712	14,924
	Staples, Inc.	579,410	14,097
	Harley-Davidson, Inc.	217,054	13,620
	Omnicom Group Inc.	142,503	13,338
	NIKE, Inc. Class B	151,084	13,238
	J.C. Penney Co., Inc.
	(Holding Co.)	190,654	13,039
	Ford Motor Co.	1,497,485	12,115
	Clear Channel
	Communications, Inc.	412,619	11,904
*	Sears Holdings Corp.	73,122	11,560
	Yum! Brands, Inc.	220,154	11,459
	International
	Game Technology	269,255	11,174
	Johnson Controls, Inc.	155,553	11,159
	Gannett Co., Inc.	190,104	10,804
*	Coach, Inc.	304,400	10,471
	TJX Cos., Inc.	367,758	10,308
	Marriott International, Inc.

	Class A	264,306	10,213
	Starwood Hotels &
	Resorts Worldwide, Inc.	171,703	9,820
	Harrah’s Entertainment, Inc.	145,252	9,649
*	Office Depot, Inc.	236,005	9,369
	Fortune Brands, Inc.	115,552	8,679
	The Gap, Inc.	457,510	8,670
*	Bed Bath & Beyond, Inc.	223,854	8,565
	Hilton Hotels Corp.	300,756	8,376
*	Amazon.com, Inc.	248,500	7,982
	Nordstrom, Inc.	177,204	7,496
	Limited Brands, Inc.	282,133	7,474
*	Univision
	Communications Inc.	194,205	6,669
	Newell Rubbermaid, Inc.	223,213	6,321
	Mattel, Inc.	319,644	6,297
	Wendy’s International, Inc.	93,552	6,268
	Genuine Parts Co.	135,653	5,851
	H & R Block, Inc.	265,406	5,770
	Tribune Co.	175,457	5,741
*	Apollo Group, Inc. Class A	112,203	5,525
	Pulte Homes, Inc.	173,404	5,525
	VF Corp.	72,230	5,269
	D. R. Horton, Inc.	220,000	5,269
	Centex Corp.	97,202	5,115
	Sherwin-Williams Co.	91,252	5,090
	Eastman Kodak Co.	226,904	5,083
	Darden Restaurants Inc.	119,081	5,057
	Whirlpool Corp.	60,018	5,048
	Lennar Corp. Class A	111,200	5,032
	Black & Decker Corp.	62,901	4,991
*	AutoZone Inc.	44,951	4,643
*	Wyndham Worldwide Corp.	160,959	4,502
	Harman International
	Industries, Inc.	53,100	4,431
	Leggett & Platt, Inc.	151,903	3,802
	Tiffany & Co.	113,052	3,753
	Family Dollar Stores, Inc.	123,503	3,611
	Dollar General Corp.	258,543	3,524
	E.W. Scripps Co. Class A	68,900	3,302

			Market
			Value•
		Shares	($000)
*	Interpublic
	Group of Cos., Inc.	330,906	3,276
	Liz Claiborne, Inc.	80,852	3,194
	Hasbro, Inc.	134,603	3,062
*	AutoNation, Inc.	145,704	3,045
	Circuit City Stores, Inc.	121,253	3,045
	The Stanley Works	59,901	2,986
	Jones Apparel Group, Inc.	91,152	2,957
	New York Times Co.
	Class A	117,552	2,701
	KB Home	61,402	2,689
	Brunswick Corp.	78,601	2,451
	OfficeMax, Inc.	56,551	2,304
	RadioShack Corp.	108,531	2,095
	Snap-On Inc.	45,251	2,016
*	The Goodyear Tire &
	Rubber Co.	132,103	1,915
*	Big Lots Inc.	90,952	1,802
	Meredith Corp.	35,501	1,751
	Dillard’s Inc.	50,501	1,653
	Dow Jones & Co., Inc.	47,551	1,595
			990,278
Consumer Staples (7.8%)
	The Procter & Gamble Co.	2,576,453	159,689
	Altria Group, Inc.	1,684,891	128,978
	Wal-Mart Stores, Inc.	1,989,704	98,132
	PepsiCo, Inc.	1,331,691	86,906
	The Coca-Cola Co.	1,644,576	73,480
	Walgreen Co.	807,995	35,867
	Anheuser-Busch Cos., Inc.	619,790	29,446
	Colgate-Palmolive Co.	411,407	25,548
	Kimberly-Clark Corp.	367,899	24,046
	CVS Corp.	660,612	21,219
	Archer-Daniels-Midland Co.	528,232	20,009
	Costco Wholesale Corp.	377,699	18,764
	Sysco Corp.	492,209	16,464
	General Mills, Inc.	284,306	16,092
	The Kroger Co.	573,111	13,262
	H.J. Heinz Co.	264,905	11,107
	Avon Products, Inc.	359,657	11,027
	Safeway, Inc.	362,607	11,005
	ConAgra Foods, Inc.	418,508	10,245
	Kellogg Co.	200,696	9,938
	Sara Lee Corp.	606,862	9,752
	Reynolds American Inc.	134,924	8,361
	Wm. Wrigley Jr. Co.	177,966	8,197
	The Hershey Co.	140,974	7,535
	The Clorox Co.	118,203	7,447
	UST, Inc.	131,403	7,205
	Whole Foods Market, Inc.	111,200	6,609
	Campbell Soup Co.	178,246	6,506
	Brown-Forman Corp.

	Class B	66,372	5,087
	Coca-Cola Enterprises, Inc.	243,607	5,074
	SuperValu Inc.	157,667	4,675
*	Dean Foods Co.	109,000	4,580
*	Constellation Brands, Inc.
	Class A	158,400	4,559
	McCormick & Co., Inc.	108,752	4,130
	Estee Lauder Cos. Class A	97,200	3,920
	The Pepsi Bottling Group, Inc.	108,744	3,860
	Tyson Foods, Inc.	203,100	3,225
	Molson Coors Brewing Co.
	Class B	45,951	3,166
	Alberto-Culver Co. Class B	60,351	3,053
			928,165
Energy (7.7%)
	ExxonMobil Corp.	4,809,218	322,699
	Chevron Corp.	1,777,130	115,265
	ConocoPhillips Co.	1,323,502	78,788
	Schlumberger Ltd.	949,838	58,918
	Occidental Petroleum Corp.	687,832	33,092
	Valero Energy Corp.	496,408	25,550
	Halliburton Co.	824,234	23,449
	Marathon Oil Corp.	292,114	22,464
	Devon Energy Corp.	352,706	22,273
*	Transocean Inc.	260,212	19,055
	Baker Hughes, Inc.	272,865	18,609
	Apache Corp.	262,511	16,591
	Anadarko Petroleum Corp.	367,974	16,128
	EOG Resources, Inc.	191,904	12,483
	XTO Energy, Inc.	287,900	12,129
*	Weatherford
	International Ltd.	275,400	11,490
	Williams Cos., Inc.	478,278	11,417
	Chesapeake Energy Corp.	330,200	9,569
	Kinder Morgan, Inc.	85,252	8,939
*	National Oilwell Varco Inc.	140,150	8,206
	Hess Corp.	193,653	8,021
	BJ Services Co.	259,004	7,804
	El Paso Corp.	561,007	7,652
*	Nabors Industries, Inc.	254,404	7,568
	Noble Corp.	110,452	7,089
	Murphy Oil Corp.	144,600	6,876
	Sunoco, Inc.	108,136	6,725
	Smith International, Inc.	135,679	5,264
	CONSOL Energy, Inc.	146,739	4,656
	Rowan Cos., Inc.	88,051	2,785
			911,554
Financials (18.2%)
	Citigroup, Inc.	3,984,578	197,914
	Bank of America Corp.	3,660,563	196,096
	American
	International Group, Inc.	2,091,473	138,581
	JPMorgan Chase & Co.	2,793,530	131,184

Wells Fargo & Co.	2,707,550	97,959
Wachovia Corp.	1,295,312	72,278
Morgan Stanley	866,047	63,143
The Goldman
Sachs Group, Inc.	348,057	58,881

		Market
		Value•
	Shares	($000)
Merrill Lynch & Co., Inc.	718,794	56,224
American Express Co.	987,994	55,407
U.S. Bancorp	1,437,705	47,761
Fannie Mae	772,654	43,199
Freddie Mac	551,640	36,590
MetLife, Inc.	605,111	34,298
Washington Mutual, Inc.	769,587	33,454
The Allstate Corp.	519,665	32,598
Lehman Brothers
Holdings, Inc.	431,808	31,893
Prudential Financial, Inc.	395,188	30,133
The St. Paul
Travelers, Cos. Inc.	554,260	25,989
SunTrust Banks, Inc.	295,954	22,871
The Bank of
New York Co., Inc.	615,761	21,712
The Hartford Financial
Services Group Inc.	241,434	20,944
BB&T Corp.	440,558	19,288
Capital One Financial Corp.	244,914	19,265
AFLAC Inc.	397,658	18,197
National City Corp.	479,682	17,556
SLM Corp.	332,506	17,284
The Chubb Corp.	332,406	17,272
PNC Financial
Services Group	237,104	17,176
Fifth Third Bancorp	443,571	16,891
Countrywide Financial Corp.	481,408	16,869
State Street Corp.	266,555	16,633
Golden West Financial Corp.	210,534	16,264
Simon Property Group, Inc.
REIT	179,082	16,228
Progressive Corp. of Ohio	626,812	15,382
Charles Schwab Corp.	825,235	14,772
Lincoln National Corp.	236,774	14,699
ACE Ltd.	260,854	14,276
Franklin Resources Corp.	131,714	13,929
Loews Corp.	361,269	13,692
Bear Stearns Co., Inc.	96,699	13,547
The Chicago
Mercantile Exchange	27,778	13,285
Regions Financial Corp.	361,060	13,283
Genworth Financial Inc.	368,701	12,908
Mellon Financial Corp.	328,557	12,847
Moody’s Corp.	194,204	12,697
Marsh &
McLennan Cos., Inc.	440,757	12,407
KeyCorp	324,805	12,161
The Principal
Financial Group, Inc.	220,205	11,953
Equity Residential REIT	233,504	11,811
Equity Office

	Properties Trust REIT	293,306	11,662
	ProLogis REIT	194,403	11,093
	North Fork Bancorp, Inc.	379,629	10,873
	Legg Mason Inc.	105,800	10,671
	Vornado Realty Trust REIT	95,300	10,388
	T. Rowe Price Group Inc.	209,704	10,034
	XL Capital Ltd. Class A	144,652	9,937
	Marshall & Ilsley Corp.	199,203	9,598
	Boston Properties, Inc. REIT	92,738	9,583
	Ameriprise Financial, Inc.	200,738	9,415
	Archstone-Smith Trust REIT	171,100	9,315
	Aon Corp.	259,280	8,782
	Northern Trust Corp.	149,953	8,762
*	E*TRADE Financial Corp.	342,052	8,182
	Public Storage, Inc. REIT	94,500	8,126
	AmSouth Bancorp	277,955	8,072
	CIT Group Inc.	158,500	7,708
	M & T Bank Corp.	63,432	7,609
	Synovus Financial Corp.	253,004	7,431
	Comerica, Inc.	129,953	7,397
	Kimco Realty Corp. REIT	169,300	7,258
	Ambac Financial Group, Inc.	85,202	7,050
	Zions Bancorp	84,551	6,748
	Cincinnati Financial Corp.	138,477	6,655
	MBIA, Inc.	107,002	6,574
	Sovereign Bancorp, Inc.	297,932	6,409
	Compass Bancshares Inc.	105,430	6,007
	Safeco Corp.	97,552	5,749
	Commerce Bancorp, Inc.	147,533	5,416
	UnumProvident Corp.	274,595	5,324
	Torchmark Corp.	82,651	5,216
	Plum Creek Timber Co. Inc.
	REIT	143,653	4,890
	Huntington Bancshares Inc.	202,541	4,847
*	Realogy Corp.	201,199	4,563
	Apartment Investment &
	Management Co.
	Class A REIT	77,951	4,241
	MGIC Investment Corp.	69,852	4,189
	First Horizon National Corp.	97,252	3,697
	Janus Capital Group Inc.	171,454	3,381
	Federated Investors, Inc.	68,452	2,314
			2,156,847
Health Care (10.4%)
	Pfizer Inc.	5,873,898	166,584
	Johnson & Johnson	2,363,528	153,488
	Merck & Co., Inc.	1,745,963	73,156
*	Amgen, Inc.	944,591	67,566
	Abbott Laboratories	1,228,323	59,647
	Wyeth	1,082,240	55,021
	UnitedHealth Group Inc.	1,082,720	53,270
	Eli Lilly & Co.	810,457	46,196
	Medtronic, Inc.	933,158	43,336

	Bristol-Myers Squibb Co.	1,586,989	39,548
*	WellPoint Inc.	503,448	38,791
	Schering-Plough Corp.	1,178,332	26,029
*	Gilead Sciences, Inc.	372,106	25,564
	Baxter International, Inc.	528,259	24,015

			Market
			Value•
		Shares	($000)
	Cardinal Health, Inc.	336,832	22,143
	Caremark Rx, Inc.	355,757	20,161
	Aetna Inc.	452,732	17,906
	HCA Inc.	336,051	16,766
*	Medco Health Solutions, Inc.	242,633	14,585
*	Boston Scientific Corp.	964,803	14,269
*	Genzyme Corp.	207,453	13,997
	Becton, Dickinson & Co.	197,454	13,954
	Allergan, Inc.	120,952	13,620
*	Zimmer Holdings, Inc.	196,520	13,265
*	Forest Laboratories, Inc.	260,205	13,169
	McKesson Corp.	243,819	12,854
*	Biogen Idec Inc.	273,899	12,238
	Stryker Corp.	230,056	11,408
	CIGNA Corp.	89,402	10,399
*	St. Jude Medical, Inc.	294,606	10,397
*	Express Scripts Inc.	116,802	8,817
*	Humana Inc.	128,503	8,493
	Quest Diagnostics, Inc.	128,964	7,887
*	Fisher Scientific
	International Inc.	99,352	7,773
	AmerisourceBergen Corp.	166,104	7,508
*	Laboratory Corp. of
	America Holdings	100,000	6,557
*	Coventry Health Care Inc.	126,400	6,512
	C.R. Bard, Inc.	84,902	6,368
	Biomet, Inc.	197,654	6,362
*	MedImmune Inc.	207,804	6,070
*	Thermo Electron Corp.	129,102	5,078
	Applera Corp.–Applied
	Biosystems Group	151,853	5,028
*	Hospira, Inc.	130,332	4,988
	IMS Health, Inc.	173,962	4,634
*	Barr Pharmaceuticals Inc.	86,100	4,472
*	Waters Corp.	90,451	4,096
	Health Management
	Associates Class A	187,154	3,912
*	Patterson Cos.	112,000	3,764
	Mylan Laboratories, Inc.	176,654	3,556
*	King Pharmaceuticals, Inc.	188,720	3,214
	Manor Care, Inc.	58,851	3,077
*	Tenet Healthcare Corp.	363,107	2,956
*	Millipore Corp.	42,151	2,584
*	Watson Pharmaceuticals, Inc.	82,902	2,170
	Bausch & Lomb, Inc.	41,951	2,103
	PerkinElmer, Inc.	105,952	2,006
			1,233,327
Industrials (8.9%)
	General Electric Co.	8,337,608	294,318
	United Parcel Service, Inc.	871,867	62,722
	United Technologies Corp.	810,636	51,354
	The Boeing Co.	638,999	50,385

	Tyco International Ltd.	1,631,395	45,663
	3M Co.	602,712	44,854
	Caterpillar, Inc.	535,550	35,239
	Emerson Electric Co.	328,456	27,544
	Honeywell International Inc.	663,063	27,119
	FedEx Corp.	247,801	26,931
	Lockheed Martin Corp.	286,019	24,615
	General Dynamics Corp.	326,206	23,379
	Burlington Northern
	Santa Fe Corp.	297,702	21,863
	Northrop Grumman Corp.	279,945	19,056
	Union Pacific Corp.	215,404	18,956
	Raytheon Co.	356,107	17,097
	Waste Management, Inc.	436,719	16,019
	Deere & Co.	189,154	15,872
	Illinois Tool Works, Inc.	340,322	15,280
	Norfolk Southern Corp.	329,126	14,498
	Danaher Corp.	188,655	12,955
	PACCAR, Inc.	202,677	11,557
	CSX Corp.	350,606	11,510
	Southwest Airlines Co.	616,812	10,276
	Ingersoll-Rand Co.	261,446	9,930
	Textron, Inc.	104,452	9,140
	Masco Corp.	332,317	9,112
	Rockwell Automation, Inc.	140,153	8,143
	Eaton Corp.	117,802	8,111
	Pitney Bowes, Inc.	177,954	7,896
	Dover Corp.	164,203	7,790
	ITT Industries, Inc.	149,802	7,680
	Parker Hannifin Corp.	97,027	7,542
	Rockwell Collins, Inc.	137,053	7,516
	L-3 Communications
	Holdings, Inc.	95,900	7,512
	Cooper Industries, Inc.
	Class A	72,058	6,141
	American Standard Cos., Inc.	142,303	5,972
	R.R. Donnelley & Sons Co.	176,003	5,801
	Avery Dennison Corp.	89,502	5,385
	Fluor Corp.	68,501	5,267
	Cummins Inc.	42,101	5,020
	Robert Half International, Inc.	135,853	4,615
	Cintas Corp.	112,103	4,577
	W.W. Grainger, Inc.	61,251	4,105
	Goodrich Corp.	98,252	3,981
	Equifax, Inc.	103,352	3,794
*	Monster Worldwide Inc.	99,702	3,608
	American Power
	Conversion Corp.	141,403	3,105
	Pall Corp.	95,368	2,938
	Ryder System, Inc.	48,451	2,504
*	Allied Waste Industries, Inc.	176,305	1,987
*	Navistar International Corp.	53,081	1,371
			1,059,605

Information Technology (12.5%)
	Microsoft Corp.	6,971,370	190,528
*	Cisco Systems, Inc.	4,910,101	112,932

International Business
Machines Corp.	1,238,975	101,522

			Market
			Value•
		Shares	($000)
	Intel Corp.	4,666,347	95,987
	Hewlett-Packard Co.	2,216,808	81,335
*	Google Inc.	172,115	69,173
*	Oracle Corp.	3,258,901	57,813
*	Apple Computer, Inc.	687,238	52,938
	Motorola, Inc.	1,995,465	49,887
	QUALCOMM Inc.	1,342,684	48,807
*	Dell Inc.	1,819,658	41,561
	Texas Instruments, Inc.	1,248,076	41,499
*	Corning, Inc.	1,248,970	30,487
*	eBay Inc.	937,160	26,578
	First Data Corp.	612,419	25,722
*	Yahoo! Inc.	1,007,370	25,466
*	EMC Corp.	1,897,410	22,731
	Applied Materials, Inc.	1,266,575	22,456
	Automatic Data
	Processing, Inc.	462,709	21,905
*	Adobe Systems, Inc.	478,808	17,931
*	Symantec Corp.	832,907	17,724
*	Sun Microsystems, Inc.	2,766,579	13,750
*	Electronic Arts Inc.	243,815	13,576
*	Freescale
	Semiconductor, Inc.
	Class B	327,402	12,445
*	Xerox Corp.	796,308	12,391
*	Broadcom Corp.	371,257	11,264
*	Network Appliance, Inc.	301,465	11,157
*	Agilent Technologies, Inc.	341,254	11,155
*	Micron Technology, Inc.	580,809	10,106
	Electronic Data
	Systems Corp.	408,857	10,025
	Paychex, Inc.	269,156	9,918
*	Advanced Micro
	Devices, Inc.	382,755	9,511
*	Intuit, Inc.	282,606	9,069
	Analog Devices, Inc.	293,605	8,629
	CA, Inc.	359,697	8,521
*	NVIDIA Corp.	285,304	8,442
*	Lucent Technologies, Inc.	3,601,683	8,428
*	SanDisk Corp.	156,500	8,379
*	Juniper Networks, Inc.	453,160	7,831
	Linear Technology Corp.	245,005	7,625
*	Computer Sciences Corp.	149,853	7,361
	KLA-Tencor Corp.	159,953	7,113
	Maxim Integrated
	Products, Inc.	252,155	7,078
*	Fiserv, Inc.	149,003	7,017
*	Autodesk, Inc.	187,004	6,504
	National Semiconductor Corp.	269,405	6,339
	Xilinx, Inc.	277,405	6,089
*	NCR Corp.	145,302	5,737
*	Citrix Systems, Inc.	145,353	5,263

*	Altera Corp.	282,506	5,192
*	Lexmark International, Inc.	86,402	4,982
*	Affiliated Computer
	Services, Inc. Class A	93,852	4,867
*	BMC Software, Inc.	169,854	4,623
	Molex, Inc.	116,803	4,552
	Jabil Circuit, Inc.	140,903	4,026
*	VeriSign, Inc.	194,800	3,935
*	Tellabs, Inc.	353,856	3,878
*	Avaya Inc.	334,120	3,822
*	Comverse Technology, Inc.	158,303	3,394
*	JDS Uniphase Corp.	1,331,871	2,917
*	Novellus Systems, Inc.	104,952	2,903
	Symbol Technologies, Inc.	190,054	2,824
	Sabre Holdings Corp.	112,021	2,620
*	QLogic Corp.	128,802	2,434
*	Solectron Corp.	741,364	2,417
*	LSI Logic Corp.	293,006	2,409
*	Convergys Corp.	115,152	2,378
*	Compuware Corp.	302,356	2,355
*	Teradyne, Inc.	157,953	2,079
	Tektronix, Inc.	69,051	1,998
*	Ciena Corp.	66,893	1,823
*	Novell, Inc.	283,255	1,734
*	Parametric Technology Corp.	88,041	1,537
*	Sanmina-SCI Corp.	404,008	1,511
*	Unisys Corp.	251,155	1,422
*	ADC
	Telecommunications, Inc.	88,344	1,325
*	PMC Sierra Inc.	135,503	805
			1,486,467
Materials (2.4%)
	E.I. du Pont
	de Nemours & Co.	734,392	31,461
	Dow Chemical Co.	772,271	30,103
	Monsanto Co.	437,460	20,565
	Alcoa Inc.	695,699	19,507
	Newmont Mining Corp.
	(Holding Co.)	356,703	15,249
	Praxair, Inc.	256,055	15,148
	Phelps Dodge Corp.	163,508	13,849
	International Paper Co.	389,227	13,479
	Nucor Corp.	248,204	12,284
	Weyerhaeuser Co.	197,504	12,152
	Air Products &
	Chemicals, Inc.	177,703	11,794
	PPG Industries, Inc.	132,003	8,855
	Freeport-McMoRan
	Copper & Gold, Inc.
	Class B	159,495	8,495
	Ecolab, Inc.	148,854	6,374
	Vulcan Materials Co.	79,302	6,205
	United States Steel Corp.	100,042	5,770

Rohm & Haas Co.	114,992	5,445
Allegheny Technologies Inc.	76,456	4,755
Sigma-Aldrich Corp.	54,201	4,101
MeadWestvaco Corp.	144,851	3,840

			Market
			Value•
		Shares	($000)
	Ashland, Inc.	55,951	3,569
	Eastman Chemical Co.	66,001	3,565
	Temple-Inland Inc.	88,502	3,549
	Sealed Air Corp.	65,166	3,527
	Ball Corp.	81,402	3,293
*	Pactiv Corp.	111,002	3,155
	Bemis Co., Inc.	82,402	2,708
	International Flavors &
	Fragrances, Inc.	66,001	2,610
	Louisiana-Pacific Corp.	85,652	1,608
*	Hercules, Inc.	86,302	1,361
			278,376
Telecommunication Services (2.8%)
	AT&T Inc.	3,123,569	101,703
	Verizon
	Communications Inc.	2,336,483	86,754
	BellSouth Corp.	1,457,567	62,311
	Sprint Nextel Corp.	2,395,887	41,089
	Alltel Corp.	309,705	17,189
*	Qwest Communications
	International Inc.	1,258,547	10,975
	Embarq Corp.	118,439	5,729
	Windstream Corp.	379,712	5,008
	CenturyTel, Inc.	102,702	4,074
	Citizens
	Communications Co.	257,304	3,612
			338,444
Utilities (2.7%)
	Exelon Corp.	532,670	32,248
	Duke Energy Corp.	1,000,997	30,230
	TXU Corp.	369,388	23,094
	Dominion Resources, Inc.	280,873	21,484
	Southern Co.	592,111	20,404
	FirstEnergy Corp.	261,513	14,608
	FPL Group, Inc.	321,226	14,455
	Entergy Corp.	164,653	12,881
	Public Service
	Enterprise Group, Inc.	198,653	12,156
	PG&E Corp.	278,376	11,594
	American
	Electric Power Co., Inc.	317,766	11,557
*	AES Corp.	527,809	10,762
	Edison International	256,505	10,681
	Sempra Energy	206,945	10,399
	PPL Corp.	306,706	10,091
	Progress Energy, Inc.	203,858	9,251
	Consolidated Edison Inc.	193,554	8,942
	Ameren Corp.	162,403	8,573
	Constellation
	Energy Group, Inc.	143,852	8,516
	Xcel Energy, Inc.	326,451	6,741
DTE Energy Co.		144,003	5,978

KeySpan Corp.	138,402	5,694
* Allegheny Energy, Inc.	129,702	5,210
NiSource, Inc.	216,077	4,698
Pinnacle West Capital Corp.	78,151	3,521
CenterPoint Energy Inc.	236,027	3,380
TECO Energy, Inc.	163,523	2,559
* CMS Energy Corp.	174,152	2,515
* Dynegy, Inc.	279,905	1,551
^Nicor Inc.	34,151	1,460
Peoples Energy Corp.	28,851	1,173
		326,406
Total Common Stocks
(Cost $6,361,204)		9,709,469
Temporary Cash Investments (18.5%)[1]
Money Market Fund (13.5%)
[2] Vanguard Market Liquidity
Fund, 5.306%	1,606,556,294	1,606,556
[2] Vanguard Market Liquidity
Fund, 5.306%—Note F	706,500	707
		1,607,263

	Face
	Amount
	($000)
Commercial Paper (4.1%)
Bavaria Universal Funding
[3] 5.359%, 12/1/06	50,000	49,558
CRC Funding, LLC
[3] 5.298%, 12/20/06	50,000	49,422
Citigroup Funding Inc.
5.321%, 12/18/06	20,000	19,776
Dexia Delaware LLC
5.279%, 12/19/06	100,000	98,867
Kredietbank N.A.
Finance Corp.
5.330%, 12/6/06	18,000	17,829
North Sea Funding LLC
[3] 5.341%, 12/15/06	50,000	49,458
Santander Centro Hispanic
5.320%, 12/7/06	50,000	49,518
Societe Generale N.A. Inc.
5.310%, 12/6/06	50,000	49,528
UBS Finance (Delaware), Inc.
5.302%, 10/30/06	50,000	49,796
Wal-Mart Stores, Inc.
[3] 5.273%, 12/18/06	50,000	49,441
		483,193

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government Obligation (0.9%)
U.S. Treasury Bill
[4] 4.915%, 12/7/06	106,000	105,084
Total Temporary Cash Investments
(Cost $2,195,436)		2,195,540
Total Investments (100.2%)
(Cost $8,556,640)		11,905,009
Other Assets and Liabilities (–0.2%)
Other Assets—Note C		23,724
Liabilities—Note F		(46,390)
		(22,666)
Net Assets (100%)		11,882,343

At September 30, 2006, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	8,951,678
Undistributed Net Investment Income	49,236
Accumulated Net Realized Losses	(502,554)
Unrealized Appreciation
Investment Securities	3,348,369
Futures Contracts	35,614
Net Assets	11,882,343

Investor Shares—Net Assets
Applicable to 367,385,695 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,024,145
Net Asset Value Per Share—
Investor Shares	$27.29

Admiral Shares—Net Assets
Applicable to 30,325,489 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,858,198
Net Asset Value Per Share—
Admiral Shares	$61.28

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.2% and 0.0%, respectively, of net assets. See Note D in Notes to Financial Statements.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3

Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2006, the aggregate value of these securities was $197,879,000, representing 1.7% of net assets.

4	Securities with a value of $105,084,000 have been segregated as initial margin for open futures contracts.
5	See Note D in Notes to Financial Statements for the tax-basis components of net assets.
REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
September 30, 2006
($000)
Investment Income
Income
Dividends	176,947
Interest[1]	94,763
Security Lending	250
Total Income	271,960
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,926
Performance Adjustment	4,950
The Vanguard Group—Note C
Management and Administrative
Investor Shares	21,871
Admiral Shares	2,353
Marketing and Distribution
Investor Shares	2,157
Admiral Shares	256
Custodian Fees	124
Auditing Fees	20
Shareholders’ Reports
Investor Shares	99
Admiral Shares	5
Trustees’ Fees and Expenses	12
Total Expenses	43,773
Net Investment Income	228,187
Realized Net Gain (Loss)
Investment Securities Sold	(4,188)
Futures Contracts	138,698
Realized Net Gain (Loss)	134,510
Change in Unrealized Appreciation (Depreciation)
Investment Securities	794,816
Futures Contracts	31,215
Change in Unrealized Appreciation (Depreciation)	826,031
Net Increase (Decrease) in Net Assets Resulting from Operations	1,188,728

1	Interest income from an affiliated company of the fund was $57,552,000.

Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	228,187	207,561
Realized Net Gain (Loss)	134,510	129,813
Change in Unrealized Appreciation (Depreciation)	826,031	799,033
Net Increase (Decrease) in Net Assets Resulting from Operations	1,188,728	1,136,407
Distributions
Net Investment Income
Investor Shares	(186,627)	(189,629)
Admiral Shares	(36,079)	(15,993)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(222,706)	(205,622)
Capital Share Transactions—Note G
Investor Shares	(126,106)	(515,474)
Admiral Shares	139,054	808,380
Net Increase (Decrease) from Capital Share Transactions	12,948	292,906
Total Increase (Decrease)	978,970	1,223,691
Net Assets
Beginning of Period	10,903,373	9,679,682
End of Period[1]	11,882,343	10,903,373

1	Net Assets—End of Period includes undistributed net investment income of $49,236,000 and $43,755,000.

Financial Highlights

Asset Allocation Fund Investor Shares

	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$25.08	$22.92	$20.66	$16.65	$20.43
Investment Operations
Net Investment Income	.52	.48[1]	.400	.26	.45
Net Realized and Unrealized Gain (Loss)
on Investments	2.20	2.16	2.225	4.02	(3.70)
Total from Investment Operations	2.72	2.64	2.625	4.28	(3.25)
Distributions
Dividends from Net Investment Income	(.51)	(.48)	(.365)	(.27)	(.53)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.51)	(.48)	(.365)	(.27)	(.53)
Net Asset Value, End of Period	$27.29	$25.08	$22.92	$20.66	$16.65

Total Return	11.00%	11.60%	12.75%	25.85%	–16.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,024	$9,333	$8,989	$7,541	$6,033
Ratio of Total Expenses to Average Net Assets[2]	0.41%	0.38%	0.38%	0.43%	0.42%
Ratio of Net Investment Income to
Average Net Assets	2.01%	1.98%[1]	1.79%	1.34%	2.19%
Portfolio Turnover Rate	16%	6%	34%	43%	54%

1

Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.01%, 0.00%, 0.00%, and (0.01%).

Asset Allocation Fund Admiral Shares
	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$56.33	$51.47	$46.39	$37.38	$45.88
Investment Operations
Net Investment Income	1.235	1.145[1]	.953	.625	1.062
Net Realized and Unrealized Gain (Loss)
on Investments	4.924	4.849	5.009	9.033	(8.324)
Total from Investment Operations	6.159	5.994	5.962	9.658	(7.262)
Distributions
Dividends from Net Investment Income	(1.209)	(1.134)	(.882)	(.648)	(1.238)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.209)	(1.134)	(.882)	(.648)	(1.238)
Net Asset Value, End of Period	$61.28	$56.33	$51.47	$46.39	$37.38

Total Return	11.10%	11.74%	12.91%	25.99%	–16.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,858	$1,571	$691	$619	$563
Ratio of Total Expenses to Average Net Assets[2]	0.30%	0.28%	0.27%	0.31%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.12%	2.08%[1]	1.90%	1.46%	2.28%
Portfolio Turnover Rate	16%	6%	34%	43%	54%

1

Net investment income per share and the ratio of net investment income to average net assets include $0.135 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2	Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.01%, 0.00%, 0.00%, and (0.01%). See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Index. For the year ended September 30, 2006, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $4,950,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $1,223,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2006, the fund had $63,196,000 of ordinary income available for distribution. The fund had available realized losses of $463,404,000 to offset future net capital gains of $21,847,000 through September 30, 2010, $346,742,000 through September 30, 2011, and $94,815,000 through September 30, 2012.

At September 30, 2006, the cost of investment securities for tax purposes was $8,556,727,000. Net unrealized appreciation of investment securities for tax purposes was $3,348,282,000, consisting of unrealized gains of $3,481,314,000 on securities that had risen in value since their purchase and $133,032,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-Mini S&P 500 Index	19,539	1,314,389	21,205
S&P 500 Index	2,609	877,537	14,409

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended September 30, 2006, the fund purchased $1,508,193,000 of investment securities and sold $1,538,078,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at September 30, 2006, was $671,000, for which the fund received cash collateral of $707,000.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	988,493	38,320	1,117,768	46,254
Issued in Lieu of Cash Distributions	184,124	7,219	185,956	7,676
Redeemed	(1,298,723)	(50,230)	(1,819,198)	(74,041)
Net Increase (Decrease)—Investor Shares	(126,106)	(4,691)	(515,474)	(20,111)
Admiral Shares
Issued	330,552	5,723	911,736	16,337
Issued in Lieu of Cash Distributions	32,589	569	13,749	253
Redeemed	(224,087)	(3,845)	(117,105)	(2,133)
Net Increase (Decrease)—Admiral Shares	139,054	2,447	808,380	14,457

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Asset Allocation Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard Asset Allocation Fund

This information for the fiscal year ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $178,048,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 75.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Asset Allocation Fund Investor Shares
Periods Ended September 30, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.00%	8.00%	9.24%
Returns After Taxes on Distributions	10.58	7.47	7.54
Returns After Taxes on Distributions and Sale of Fund Shares	7.46	6.66	7.06

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Asset Allocation Fund	3/31/2006	9/30/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,045.12	$2.10
Admiral Shares	1,000.00	1,045.80	1.54
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.01	$2.08
Admiral Shares	1,000.00	1,023.56	1.52

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.41% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Asset Allocation Fund has renewed the fund’s investment advisory agreement with Mellon Capital Management Corporation. The board determined that the retention of Mellon was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of Mellon’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of the firm. The board noted that Mellon Capital Management was founded in 1983 by innovators in the field of investment management. Thomas Loeb, co-founder of Mellon, has 36 years of investment experience and has managed the fund since its inception in 1988. Mellon uses a quantitative strategy to determine how to allocate the fund’s assets among investments representing the performance of three broad asset categories: S&P 500 Index stocks, long-term U.S. Treasury bonds, and money market instruments.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The advisor has carried out the fund’s investment strategy in disciplined fashion, and the results have been strong as a result of value added through tactical asset allocation. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Mellon in determining whether to approve the advisory fee, because Mellon is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board also approved a change to the process for the quarterly calculation of Mellon’s asset-based advisory fee. The calculation now will be based on the average daily net assets of the fund rather than the average month-end net assets.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition on the following page). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund's trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of
Trustee since May 1987;	the Board, Chief Executive Officer, and Director/Trustee of The
Chairman of the Board and	Vanguard Group, Inc., and of each of the investment companies
Chief Executive Officer	served by The Vanguard Group.
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to
142 Vanguard Funds Overseen	Greenwich Associates (international business strategy
consulting); Successor Trustee of Yale University; Overseer
of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman
Trustee since December 2001[2]	and Chief Executive Officer of Rohm and Haas Co. (chemicals);
142 Vanguard Funds Overseen	since 1999; Board Member of the American Chemistry Council;
Director of Tyco International, Ltd. (diversified manufac-
turing and services) since 2005;Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since July 2006	University of Pennsylvania since 2004; Professor in the School of Arts
142 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004; Provost
(2001-2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990-2004), Princeton University;
Director of Carnegie Corporation of New York since 2005 and of
Schuylkill River Development Corporation and Greater Philadelphia
Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate
Trustee since July 1998	Vice President and Chief Global Diversity Officer since 2006,
142 Vanguard Funds Overseen	Vice President and Chief Information Officer (1997–2005),
and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University
Medical Center at Princeton and Women’s Research and
Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking, Harvard Business
142 Vanguard Funds Overseen	School since 2000; Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm)
since 2003; Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004), Genbel
Securities Limited (South African financial services firm) (1999-2003),
Gensec Bank (1999-2003), Sanlam, Ltd. (South African insurance company)
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer, and Director of NACCO
142 Vanguard Funds Overseen	Industries, Inc.(forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrialproducts/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
142 Vanguard Funds Overseen	(chemicals);Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packing products),and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers [1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Trustee since July 2005	Managing Director since July 2006, General Counsel since July 2005, and
142 Vanguard Funds Overseen	Secretary of Vanguard and of each of the investment companies served by The Vanguard Group since July 2005; Principal of The Vanguard Group, Inc.
(1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Principal of the Vanguard Group, Inc.; Treasurer of each of the investment
142 Vanguard Funds Overseen	companies served by the Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-ExemptFunds.

   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

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logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q780 112006

Vanguard® U.S. Value Fund

> Annual Report

September 30, 2006

>

Vanguard U.S. Value Fund returned 9.9% for the fiscal year ended September 30, 2006. Respectable on an absolute basis, the fund’s result fell shy of the return of its benchmark, the Russell 3000 Value Index, as well as the average return of its mutual fund competitors.

>

The advisor’s stock selections in the financials and consumer discretionary sectors performed poorly. The fund earned solid returns from its health care, industrials, and telecommunication services holdings.

>	The fund’s long-term record is commendable, with since-inception returns that have outpaced those of its benchmark and the peer-group average.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	11
Your Fund’s After-Tax Returns	23
About Your Fund’s Expenses	24
Trustees Approve Advisory Agreement	26
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2006
Total
Returns
Vanguard U.S. Value Fund	9.9%
Russell 3000 Value Index	14.6
Average Multi-Cap Value Fund[1]	11.1
Dow Jones Wilshire 5000 Index	10.5

Your Fund’s Performance at a Glance
September 30, 2005–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$14.36	$14.55	$0.28	$0.88

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the 12 months ended September 30, Vanguard U.S. Value Fund posted a 9.9% return, underperforming the Russell 3000 Value Index (14.6%) and falling short of the average return for its peers (11.1%). Some miscues in stock selection and sector weightings caused the fund’s weakness relative to its performance yardsticks.

If you own the U.S. Value Fund in a taxable account, you may wish to review page 23 for a report on the fund’s after-tax returns.

Stocks endured some rough going, then recovered to post strong results

The stock market advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns. The broad market rebounded to post a solid 10.5% return for the 12-month period. Value-oriented stocks outperformed growth stocks, and large-capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years.

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery.

2

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher. The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in late summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

Stock-selection woes caused fund to underperform

The fiscal period presented a challenge for the U.S. Value Fund’s computer-driven stock-selection process, which aims to identify stocks that are trading at prices below the advisor’s perception of their true value. The fund’s models typically lead the advisor, Grantham, Mayo, Van Otterloo & Co., to select “out of favor” stocks across a range of sectors.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.2%	12.8%	7.6%
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	10.5	13.3	8.6
MSCI All Country World Index ex USA (International)	19.4	23.9	16.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

3

However, the advisor’s models led to some faulty strokes and missed opportunities during the period, both in the fund’s two largest sectors, financials and consumer discretionary, as well as in information technology. In financials, the fund held a below-benchmark weighting in the strongly performing sector, and its individual stock selections also turned in subpar results. For example, the fund did not participate as fully as the index in the strength of large commercial banks and real estate investment trusts (REITs), which continued their impressive performances.

Despite the surprising continuity of strong consumer spending, the advisor’s relatively heavy commitment to consumer discretionary issues exacted a performance penalty. The fund did not own some of the solidly achieving multiline retailers (such as

Federated Department Stores), but instead held some weaker performers such as home-improvement giant Lowe’s. And in IT, a significant position in Dell, which experienced poor earnings and some accounting issues during the period, subtracted almost a full percentage point from the fund’s result.

On the positive side, the advisor’s overweighting of the health care sector added value, as the fund’s holdings turned in admirable results. Pharmaceuticals holdings fared especially well, thanks to solid returns from top-ten holdings Pfizer and Merck. The advisor also had selected numerous strong performers in the telecommunications and industrials sectors. Although these two sectors together represented a small share of fund assets, the performance of the advisor’s telecom

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Multi-Cap
	Fund	Value Fund
U.S. Value Fund	0.39%	1.38%

1 Fund expense ratio reflects the 12 months ended September 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

and industrials selections amounted to an outsized contribution to the fund’s return. In telecom, top-ten holdings AT&T and Verizon Communications both performed well. In industrials, a broad range of companies helped the fund’s sector holdings outperform the index’s constituents.

For more about the fund’s performance and positioning during the period, see the Advisor’s Report starting on page 7.

The fund continues to craft a solid long-term record

Despite the fund’s subpar fiscal-year performance, its long-term results validate the effectiveness of its stock-selection models. The fund began operations in June 2000, just after the start of a prolonged market downturn. It has since navigated the market’s ups and downs and turned in commendable results. Over the fund’s slightly more than six-year history, its returns have outpaced those of its benchmark index and the broad U.S. stock market, as well as the average for competing funds.

The table below shows how a hypothetical investment of $10,000 in the U.S. Value Fund would have grown since the fund’s inception. As you can see, the fund’s advantage over the six years of nearly 2 percentage points annually versus the average for its mutual fund peers has led it to an ending value of $16,755—more than $1,700 higher than the $15,035 that would have resulted from an investment compounded at the peer group’s average return.

Total Returns
June 29, 2000,[1] Through September 30, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
U.S. Value Fund	8.6%	$16,755
Russell 3000 Value Index	8.3	16,508
Average Multi-Cap Value Fund	6.7	15,035
Dow Jones Wilshire 5000 Index	1.3	10,842

1 From June 5, 2000, until June 29, 2000, the fund conducted a subscription period during which its assets were held in money market instruments. Returns are measured from June 29, 2000, when the fund began to follow its investment strategy.

5

In addition to the advisor’s disciplined, value-oriented portfolio-management process, the fund’s strong performance reflects its low costs. Low costs ensure that more of the fund’s returns are directed back to you, where they belong. These performance pluses provide ample reasons for us to have confidence in the fund’s ability to continue to post competitive long-term results.

Don’t let short-term performance cloud your long-term view

The short-term results of the latest “hot” mutual fund can divert some investors’ attention from the discipline and focus of long-term investing. For those investors, the lure of powerful short-term performance assumes priority over longer-term results.

At Vanguard, we counsel investors to discount short-term performance and, instead, to thoughtfully evaluate a fund’s long-term role within their portfolio. Is the fund a core holding, or does it play a smaller role? Crucial to long-term investing is a well-thought-out, diversified portfolio of stock, bond, and money market funds tailored to meet your personal goals. Once you have completed this “advance” work, we suggest that you stay the course through the market’s ups and downs, resisting the short-term urge to tinker.

The U.S. Value Fund can play an important role in the stock portion of a well-rounded portfolio designed to help you attain your long-term financial goals.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 17, 2006

6

Advisor’s Report

Vanguard U.S. Value Fund posted a return of 9.9% for the fiscal year ended September 30. This result trailed the 14.6% return of the benchmark Russell 3000 Value Index.

Please note that the sector names used in this report are the Russell equity sectors, rather than the Global Industry Classification Standard (GICS) sector names developed by Morgan Stanley Capital International and Standard & Poor’s and used in the Chairman’s Letter and Fund Profile.

The investment environment

Within the Russell 3000 Index, value stocks outperformed their growth counterparts by a wide margin during the 12-month period. Moreover, the Russell 3000 Value Index outperformed the Standard & Poor’s 500 Index by roughly 3.8 percentage points, which corresponds with our view that value stocks will continue to be more attractive for investors than growth stocks. The best-performing sectors in the Russell 3000 Value Index were financial services, materials & processing, health care, and utilities, while “other energy” was the weakest.

Our successes

The U.S. Value Fund uses a combination of valuation and momentum characteristics to select stocks, a process that has worked well in the volatile markets we have seen of late. By using multiple disciplines, we can seek to provide diversification and consistent long-term results.

In the aggregate, our decisions to over- and underweight specific sectors caused the fund to underperform relative to the benchmark for the 2006 fiscal year. However, we did make favorable sector-allocation decisions in integrated oils and health care. Despite weak stock picking in general, we made strong picks among utilities, materials & processing, and health care securities. Particularly noteworthy were our overweight positions in Merck, AT&T, Continental Airlines, Pfizer, and Verizon Communications, all of which performed well during the period. In addition, we added value by underweighting or avoiding stocks such as Sprint Nextel, Chevron, ExxonMobil, ConocoPhillips, and General Electric, as these stocks declined over the period.

7

Our shortfalls

As stated, stock selection overall had a negative impact for the period, with the largest detractors coming from producer durables, financial services, and technology. The fund’s performance suffered because of our overweight positions in Dell, UnitedHealth Group, and Lowe’s. Our valuation and momentum-based disciplines both detracted from relative performance for the period.

Our positioning

Looking ahead, continued risk reduction in the market should drive the performance of lower-quality stocks down as investors seek safer spots to place assets. We continue to assert that high-quality U.S. stocks are trading at historically low valuations, and believe that high-quality companies represent the most attractive segment in the U.S. market.

Sam Wilderman, CFA, Partner and

Director of U.S. Equity Management

Grantham, Mayo, Van Otterloo & Co. LLC

October 20, 2006

8

Fund Profile

As of September 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	351	1,926	4,974
Median Market Cap	$52.7B	$37.5B	$27.5B
Price/Earnings Ratio	15.3x	15.1x	17.2x
Price/Book Ratio	2.3x	2.1x	3.7x
Yield	1.9%	2.4%	1.7%
Return on Equity	19.0%	16.7%	15.4%
Earnings Growth Rate	13.3%	15.2%	15.7%
Foreign Holdings	0.0%	0.0%	1.1%
Turnover Rate	57%	—	—
Expense Ratio	0.39%	—	—
Short-Term Reserves	3%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	14%	9%	12%
Consumer Staples	9	7	9
Energy	4	13	9
Financials	34	37	23
Health Care	15	7	12
Industrials	5	7	11
Information Technology	6	4	15
Materials	1	4	3
Telecommunication
Services	9	6	3
Utilities	0	6	3
Short-Term Reserves	3%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.91	0.89
Beta	1.03	0.98

Ten Largest Holdings[4] (% of total net assets)

Pfizer Inc.	pharmaceuticals	5.5%
Citigroup, Inc.	diversified financial
	services	4.7
Verizon	integrated
Communications Inc.	telecommunication
	services	4.3
Merck & Co., Inc.	pharmaceuticals	3.6
AT&T Inc.	integrated
	telecommunication
	services	3.5
American International
Group, Inc.	multi-line insurance	2.3
ExxonMobil Corp.	integrated oil and gas	2.3
Fannie Mae	thrifts and
	mortgage finance	2.2
Home Depot, Inc.	home
	improvement retail	2.1
Wal-Mart Stores, Inc.	hypermarkets and
	super centers	1.9
Top Ten		32.4%

Investment Focus

1 Russell 3000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 27.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 29, 2000–September 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended September 30, 2006			of a $10,000
	One Year	Five Years	Since Inception[1]	Investment
U.S. Value Fund	9.93%	9.77%	8.60%	$16,755
Dow Jones Wilshire 5000 Index	10.48	8.64	1.30	10,842
Russell 3000 Value Index	14.55	11.18	8.35	16,508
Average Multi-Cap Value Fund[2]	11.14	9.51	6.74	15,035

Fiscal-Year Total Returns (%): June 29, 2000–September 30, 2006

1 From June 5, 2000, until June 29, 2000, the fund conducted a subscription period during which its assets were held in money market instruments. Returns are measured from June 29, 2000, when the fund began to follow its investment strategy.

2 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 18 for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.3%)[1]
Consumer Discretionary (13.6%)
	Home Depot, Inc.	788,300	28,592
	Lowe’s Cos., Inc.	561,400	15,753
	Ford Motor Co.	1,275,129	10,316
	Gannett Co., Inc.	159,200	9,047
	Johnson Controls, Inc.	93,200	6,686
	Whirlpool Corp.	79,186	6,660
*	Office Depot, Inc.	129,400	5,137
	The Walt Disney Co.	164,100	5,072
	Centex Corp.	84,600	4,452
	Harley-Davidson, Inc.	66,500	4,173
	Lennar Corp. Class A	88,900	4,023
*	Mohawk Industries, Inc.	53,400	3,976
	Liz Claiborne, Inc.	92,100	3,639
	KB Home	81,500	3,570
	CBS Corp.	112,900	3,180
	The Gap, Inc.	165,400	3,134
*	Bed Bath & Beyond, Inc.	81,900	3,133
	TJX Cos., Inc.	108,800	3,050
	Eastman Kodak Co.	131,800	2,952
*	AutoNation, Inc.	139,700	2,920
	News Corp., Class A	136,600	2,684
	Jones Apparel Group, Inc.	78,500	2,547
	MDC Holdings, Inc.	51,140	2,375
	Family Dollar Stores, Inc.	74,300	2,173
	VF Corp.	29,400	2,145
	American Axle &
	Manufacturing Holdings, Inc.	127,600	2,130
*	Jack in the Box Inc.	39,600	2,066
	Pulte Homes, Inc.	60,400	1,924
	Brinker International, Inc.	46,900	1,880
	Ryland Group, Inc.	42,400	1,832
*	Dollar Tree Stores, Inc.	50,700	1,570
	Newell Rubbermaid, Inc.	55,400	1,569
	Tribune Co.	47,800	1,564
	ArvinMeritor, Inc.	106,800	1,521
	General Motors Corp.	44,900	1,493
	CBRL Group, Inc.	36,000	1,455
*	Comcast Corp. Class A	38,700	1,426
	Snap-On Inc.	32,000	1,426
	Tiffany & Co.	42,900	1,424
	Circuit City Stores, Inc.	55,300	1,389
*	Rent-A-Center, Inc.	47,400	1,388
*	Payless ShoeSource, Inc.	51,600	1,285
*	Wyndham Worldwide Corp.	45,380	1,269
	Polo Ralph Lauren Corp.	19,400	1,255
	Mattel, Inc.	63,000	1,241
	Furniture Brands
	International Inc.	63,900	1,217
	Ethan Allen Interiors, Inc.	33,300	1,154
	Borders Group, Inc.	46,600	951
*	Zale Corp.	33,600	932
	New York Times Co. Class A	36,900	848
*	TRW Automotive
	Holdings Corp.	34,100	821
*	Ryan’s Restaurant Group, Inc.	50,300	798
	Group 1 Automotive, Inc.	15,400	768
	Dillard’s Inc.	22,900	750
	Best Buy Co., Inc.	13,900	744
	OfficeMax, Inc.	17,700	721
	Sonic Automotive, Inc.	31,000	716
	^La-Z-Boy Inc.	51,000	712
	Talbots Inc.	24,000	654
*	Hanesbrands Inc.	27,512	619
*	Big Lots Inc.	26,800	531
	Dollar General Corp.	32,900	448
*	O’Reilly Automotive, Inc.	13,100	435
*	Starbucks Corp.	12,000	409
	Brunswick Corp.	13,000	405
*	AnnTaylor Stores Corp.	9,500	398
*	Columbia Sportswear Co.	6,400	357
*	ITT Educational Services, Inc.	4,900	325
	Blyth, Inc.	12,400	302
	Applebee’s International, Inc.	11,500	247
	American Greetings Corp.
	Class A	10,100	234
	Federated Department
	Stores, Inc.	5,000	216
*	Valassis Communications, Inc.	8,500	150

11

			Market
			Value•
		Shares	($000)
	Leggett & Platt, Inc.	5,600	140
*	AutoZone Inc.	1,300	134
	Staples, Inc.	5,300	129
*	Papa John’s International, Inc.	1,400	51
	Kellwood Co.	1,600	46
	United Auto Group, Inc.	1,500	35
			189,893
Consumer Staples (8.8%)
	Wal-Mart Stores, Inc.	543,100	26,786
	Altria Group, Inc.	313,500	23,998
	The Kroger Co.	604,500	13,988
	Safeway, Inc.	394,400	11,970
	Tyson Foods, Inc.	434,000	6,892
	Kraft Foods Inc.	170,500	6,080
	Sara Lee Corp.	323,300	5,195
	Archer-Daniels-Midland Co.	131,800	4,993
	SuperValu Inc.	142,425	4,223
	Costco Wholesale Corp.	67,700	3,363
	Walgreen Co.	52,400	2,326
*	Dean Foods Co.	50,000	2,101
	Longs Drug Stores, Inc.	31,600	1,454
*	BJ’s Wholesale Club, Inc.	38,500	1,123
	Universal Corp. (VA)	28,800	1,052
	The Pepsi Bottling Group, Inc.	28,200	1,001
	H.J. Heinz Co.	23,100	969
	Reynolds American Inc.	15,300	948
	Anheuser-Busch Cos., Inc.	18,800	893
	PepsiAmericas, Inc.	31,300	668
	UST, Inc.	11,900	652
*	Performance Food Group Co.	22,700	638
	Casey’s General Stores, Inc.	13,900	310
	Flowers Foods, Inc.	9,800	263
	Nash-Finch Co.	10,500	247
	Corn Products
	International, Inc.	4,100	133
	Weis Markets, Inc.	1,300	52
			122,318
Energy (4.2%)
	ExxonMobil Corp.	472,100	31,678
	Anadarko Petroleum Corp.	153,400	6,724
	ConocoPhillips Co.	102,590	6,107
	Occidental Petroleum Corp.	99,400	4,782
	Apache Corp.	69,800	4,411
	Marathon Oil Corp.	25,000	1,922
	Devon Energy Corp.	15,000	947
	Hess Corp.	19,600	812
*	Stone Energy Corp.	18,500	749
*	Universal Compression
	Holdings, Inc.	2,700	144
*	Giant Industries, Inc.	1,400	114
			58,390
Financials (33.6%)
	Capital Markets (6.0%)
	Morgan Stanley	348,400	25,402
	Merrill Lynch & Co., Inc.	166,000	12,985
	The Goldman Sachs
	Group, Inc.	74,200	12,552
	Lehman Brothers
	Holdings, Inc.	121,100	8,944
	Mellon Financial Corp.	121,900	4,766
	The Bank of
	New York Co., Inc.	135,100	4,764
*	E*TRADE Financial Corp.	145,500	3,480
	State Street Corp.	52,100	3,251
	Bear Stearns Co., Inc.	21,100	2,956
	Raymond James
	Financial, Inc.	47,400	1,386
	Jefferies Group, Inc.	33,500	955
	Janus Capital Group Inc.	43,100	850
*	Investment Technology
	Group, Inc.	15,400	689
*	Knight Capital Group, Inc.
	Class A	7,500	137
*	Piper Jaffray Cos., Inc.	2,000	121

	Commercial Banks (3.8%)
	National City Corp.	445,213	16,295
	PNC Financial
	Services Group	139,900	10,134
	KeyCorp	160,600	6,013
	Comerica, Inc.	101,700	5,789
	BB&T Corp.	73,300	3,209
	U.S. Bancorp	90,400	3,003
	First Horizon National Corp.	54,600	2,075
	Huntington Bancshares Inc.	47,300	1,132
	AmSouth Bancorp	33,700	979
	Greater Bay Bancorp	28,600	807
	Cullen/Frost Bankers, Inc.	12,200	705
	BancorpSouth, Inc.	23,300	647
	Wilmington Trust Corp.	11,700	521
	Fifth Third Bancorp	10,700	407
	Hancock Holding Co.	5,100	273
	FirstMerit Corp.	9,000	209
	Trustmark Corp.	4,800	151
	Citizens Banking Corp.	3,500	92
	First Citizens BancShares
	Class A	300	57

	Consumer Finance (0.2%)
	Capital One Financial Corp.	42,900	3,375
	Cash America International Inc.	3,700	145
*	AmeriCredit Corp.	5,500	137

	Diversified Financial Services (8.3%)
	Citigroup, Inc.	1,315,900	65,361
	Bank of America Corp.	458,159	24,544
	JPMorgan Chase & Co.	484,750	22,764
	CIT Group Inc.	46,200	2,247
	Leucadia National Corp.	17,400	455

12

			Market
			Value•
		Shares	($000)
	Insurance (9.3%)
	American International
	Group, Inc.	492,700	32,646
	AFLAC Inc.	244,900	11,207
	Lincoln National Corp.	122,071	7,578
	Ambac Financial Group, Inc.	86,700	7,174
	UnumProvident Corp.	363,000	7,039
	Fidelity National
	Financial, Inc.	161,853	6,741
	Torchmark Corp.	99,800	6,298
	First American Corp.	108,300	4,585
	The Allstate Corp.	71,900	4,510
	AmerUs Group Co.	55,800	3,795
	Old Republic
	International Corp.	166,987	3,699
	MBIA, Inc.	58,800	3,613
	Aon Corp.	102,100	3,458
	Marsh & McLennan
	Cos., Inc.	121,600	3,423
	LandAmerica Financial
	Group, Inc.	48,800	3,211
	MetLife, Inc.	53,900	3,055
	Loews Corp.	69,500	2,634
	W.R. Berkley Corp.	68,100	2,410
	Nationwide Financial
	Services, Inc.	47,500	2,285
	Protective Life Corp.	46,900	2,146
	American Financial
	Group, Inc.	38,400	1,802
	Progressive Corp. of Ohio	68,800	1,688
	Commerce Group, Inc.	39,600	1,190
*	Conseco, Inc.	53,100	1,115
	The Principal Financial
	Group, Inc.	17,100	928
	Stewart Information
	Services Corp.	24,700	859
	The Hartford Financial
	Services Group Inc.	6,000	521
	The St. Paul Travelers,
	Cos. Inc.	6,100	286
*	Argonaut Group, Inc.	1,700	53

	Real Estate (0.1%)
	Kilroy Realty Corp. REIT	13,000	979
	FelCor Lodging
	Trust, Inc. REIT	13,100	263

	Thrifts & Mortgage Finance (5.9%)
	Fannie Mae	540,800	30,236
	Freddie Mac	306,600	20,337
	Washington Mutual, Inc.	373,271	16,226
	MGIC Investment Corp.	79,100	4,744
	Radian Group, Inc.	64,400	3,864
	The PMI Group Inc.	77,200	3,382
	Fremont General Corp.	97,600	1,365
	Flagstar Bancorp, Inc.	89,900	1,308
	Downey Financial Corp.	9,400	625
	Countrywide Financial Corp.	10,300	361
*	Ocwen Financial Corp.	11,600	173
			468,576
Health Care (15.0%)
	Pfizer Inc.	2,718,700	77,102
	Merck & Co., Inc.	1,203,500	50,427
	UnitedHealth Group Inc.	327,400	16,108
	McKesson Corp.	228,400	12,041
	Cardinal Health, Inc.	168,200	11,057
	AmerisourceBergen Corp.	161,700	7,309
*	Express Scripts Inc.	89,900	6,787
	Quest Diagnostics, Inc.	64,800	3,963
	Bristol-Myers Squibb Co.	158,400	3,947
	Stryker Corp.	78,000	3,868
*	Forest Laboratories, Inc.	65,200	3,300
	Johnson & Johnson	36,700	2,383
	Applera Corp.–Applied
	Biosystems Group	53,900	1,785
	Aetna Inc.	45,000	1,780
*	King Pharmaceuticals, Inc.	84,900	1,446
*	Tenet Healthcare Corp.	152,300	1,240
*	Biogen Idec Inc.	25,000	1,117
	CIGNA Corp.	8,100	942
*	Lincare Holdings, Inc.	20,300	703
*	WellPoint Inc.	5,600	431
*	Health Net Inc.	8,200	357
	Omnicare, Inc.	6,900	297
*	AMERIGROUP Corp.	9,600	284
*	Thermo Electron Corp.	6,700	264
			208,938
Industrials (4.3%)
	FedEx Corp.	71,800	7,803
	Burlington Northern
	Santa Fe Corp.	55,400	4,069
	Union Pacific Corp.	44,400	3,907
	Northrop Grumman Corp.	50,000	3,404
	General Electric Co.	82,700	2,919
	Eaton Corp.	36,800	2,534
	Waste Management, Inc.	62,200	2,281
	Manpower Inc.	35,500	2,175
	Emerson Electric Co.	24,600	2,063
	Masco Corp.	72,400	1,985
	Deere & Co.	22,100	1,854
	Parker Hannifin Corp.	22,300	1,733
	Pitney Bowes, Inc.	35,900	1,593
	Ryder System, Inc.	28,400	1,468
*	EMCOR Group, Inc.	26,300	1,442
*	Terex Corp.	30,000	1,357
	Lincoln Electric Holdings, Inc.	22,100	1,203
	Arkansas Best Corp.	22,600	972
*	Flowserve Corp.	18,800	951
	Crane Co.	21,700	907

13

			Market
			Value•
		Shares	($000)
	SPX Corp.	15,900	850
	PACCAR, Inc.	14,200	810
	A.O. Smith Corp.	19,900	785
	Acuity Brands, Inc.	16,900	767
	Skywest, Inc.	30,700	753
*	United Rentals, Inc.	30,800	716
	IKON Office Solutions, Inc.	53,100	714
	Cummins Inc.	5,800	692
	Raytheon Co.	14,100	677
	Trinity Industries, Inc.	19,400	624
	Norfolk Southern Corp.	13,400	590
	W.W. Grainger, Inc.	8,800	590
	Valmont Industries, Inc.	11,100	580
*	Alaska Air Group, Inc.	11,700	445
	Nordson Corp.	10,700	427
	The Timken Co.	11,400	339
*	NCI Building Systems, Inc.	4,900	285
*	Griffon Corp.	11,900	284
	Lennox International Inc.	10,300	236
	Regal-Beloit Corp.	5,100	222
*	Gardner Denver Inc.	6,700	222
	Belden CDT Inc.	5,700	218
	Mueller Industries Inc.	5,700	200
*	Allied Waste Industries, Inc.	17,300	195
*	Amerco, Inc.	2,600	193
	Kaydon Corp.	4,900	181
	Avis Budget Group, Inc.	8,730	160
	Granite Construction Co.	2,900	155
*	Orbital Sciences Corp.	7,700	145
*	Swift Transportation Co., Inc.	5,900	140
	Kelly Services, Inc. Class A	3,100	85
	Illinois Tool Works, Inc.	300	13
			59,913
Information Technology (5.9%)
	Hewlett-Packard Co.	467,200	17,142
*	Dell Inc.	400,100	9,138
	International Business
	Machines Corp.	111,300	9,120
	First Data Corp.	138,000	5,796
*	Ingram Micro, Inc. Class A	249,200	4,775
*	Tech Data Corp.	128,300	4,687
*	Lexmark International, Inc.	61,900	3,569
	Microsoft Corp.	83,200	2,274
*	Computer Sciences Corp.	39,500	1,940
*	Sun Microsystems, Inc.	337,700	1,678
*	BEA Systems, Inc.	97,500	1,482
	Intel Corp.	69,400	1,428
	Electronic Data
	Systems Corp.	57,700	1,415
*	Convergys Corp.	66,400	1,371
*	Synopsys, Inc.	61,800	1,219
	Motorola, Inc.	44,400	1,110
	Sabre Holdings Corp.	47,100	1,102
	Molex, Inc.	26,000	1,013
*	BMC Software, Inc.	36,900	1,004
	Intersil Corp.	40,800	1,002
*	Affiliated Computer
	Services, Inc. Class A	19,300	1,001
*	BearingPoint, Inc.	107,500	845
	Tektronix, Inc.	25,300	732
*	Arrow Electronics, Inc.	26,600	730
*	MPS Group, Inc.	39,100	591
*	CommScope, Inc.	14,400	473
	MoneyGram International, Inc.	16,000	465
*	Agilent Technologies, Inc.	12,800	418
	AVX Corp.	23,000	407
*	Micron Technology, Inc.	22,100	385
*	Benchmark Electronics, Inc.	13,200	355
*	Cymer, Inc.	8,000	351
*	RealNetworks, Inc.	26,300	279
*	Unisys Corp.	44,400	251
*	Lawson Software, Inc.	34,300	249
*	Mentor Graphics Corp.	16,200	228
	Technitrol, Inc.	7,200	215
*	Rofin-Sinar Technologies Inc.	3,300	201
*	Altiris, Inc.	9,100	192
*	Littelfuse, Inc.	5,200	180
*	Aeroflex, Inc.	16,100	166
*	Foundry Networks, Inc.	11,100	146
*	Integrated Device
	Technology Inc.	8,700	140
*	Veeco Instruments, Inc.	6,500	131
	Anixter International Inc.	2,300	130
*	Tellabs, Inc.	11,800	129
*	Electronics for Imaging, Inc.	5,500	126
*	Ceridian Corp.	5,300	119
*	Avnet, Inc.	300	6
			81,906
Materials (1.3%)
	Alcoa Inc.	192,100	5,386
	Nucor Corp.	67,600	3,346
	PPG Industries, Inc.	34,600	2,321
	Reliance Steel
	& Aluminum Co.	57,000	1,832
	International Paper Co.	45,600	1,579
	Temple-Inland Inc.	31,300	1,255
	Airgas, Inc.	27,100	980
	Sensient Technologies Corp.	26,900	526
	Air Products & Chemicals, Inc.	4,100	272
	Spartech Corp.	6,100	163
	Carpenter Technology Corp.	1,300	140
	Cytec Industries, Inc.	2,400	133
	Albemarle Corp.	2,400	130
*	Smurfit-Stone Container Corp.	11,200	125
			18,188
Telecommunication Services (9.3%)
	Verizon Communications Inc.	1,597,502	59,315
	AT&T Inc.	1,497,848	48,770
	BellSouth Corp.	321,800	13,757

14

		Market
		Value•
	Shares	($000)
* Qwest Communications
International Inc.	491,600	4,287
CenturyTel, Inc.	62,700	2,487
* American Tower Corp. Class A	7,400	270
		128,886
Utilities (0.3%)
CenterPoint Energy Inc.	242,100	3,467
PG&E Corp.	18,500	771
American Electric
Power Co., Inc.	14,600	531
FirstEnergy Corp.	900	50
Duquesne Light Holdings, Inc.	1,600	31
		4,850
Total Common Stocks
(Cost $1,209,829)		1,341,858
Temporary Cash Investments (4.8%)[1]
Money Market Fund (4.8%)
[2] Vanguard Market
Liquidity Fund, 5.306%	66,523,676	66,524
[2] Vanguard Market
Liquidity Fund,
5.306%—Note F	121,800	122
Total Temporary Cash Investments
(Cost $66,646)		66,646
Total Investments (101.1%)
(Cost $1,276,475)		1,408,504
Other Assets and Liabilities (–1.1%)
Receivables for Investment
Securities Sold		49,563
[3] Other Assets—Note D		10,153
Payables for Investment
Securities Purchased		(71,204)
Other Liabilities—Note F		(3,234)
		(14,722)
Net Assets (100%)
Applicable to 95,776,503 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,393,782
Net Asset Value Per Share		$14.55

At September 30, 2006, net assets consisted of:[4]
	Amount	Per
	($000)	Share
Paid-in Capital	1,213,351	$12.66
Undistributed Net
Investment Income	13,430.14
Accumulated Net
Realized Gains	34,465.36
Unrealized Appreciation
Investment Securities	132,029	1.38
Futures Contracts	507.01
Net Assets	1,393,782	$14.55

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 2.8%, respectively, of net assets. See Note D in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Cash in the amount of $5,700,000 has been segregated as initial margin for open futures contracts.

4 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

15

Statement of Operations

Year Ended
September 30, 2006
($000)
Investment Income
Income
Dividends	25,360
Interest[1]	2,177
Security Lending	185
Total Income	27,722
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,469
Performance Adjustment	(1,004)
The Vanguard Group—Note C
Management and Administrative	2,523
Marketing and Distribution	305
Custodian Fees	13
Auditing Fees	20
Shareholders’ Reports	36
Trustees’ Fees and Expenses	1
Total Expenses	4,363
Net Investment Income	23,359
Realized Net Gain (Loss)
Investment Securities Sold	43,947
Futures Contracts	1,148
Realized Net Gain (Loss)	45,095
Change in Unrealized Appreciation (Depreciation)
Investment Securities	42,076
Futures Contracts	534
Change in Unrealized Appreciation (Depreciation)	42,610
Net Increase (Decrease) in Net Assets Resulting from Operations	111,064

1 Interest income from an affiliated company of the fund was $2,050,000.

16

Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,359	18,869
Realized Net Gain (Loss)	45,095	72,867
Change in Unrealized Appreciation (Depreciation)	42,610	20,971
Net Increase (Decrease) in Net Assets Resulting from Operations	111,064	112,707
Distributions
Net Investment Income	(19,636)	(12,629)
Realized Capital Gain[1]	(61,712)	—
Total Distributions	(81,348)	(12,629)
Capital Share Transactions—Note G
Issued	599,986	352,567
Issued in Lieu of Cash Distributions	70,141	11,156
Redeemed	(299,745)	(257,183)
Net Increase (Decrease) from Capital Share Transactions	370,382	106,540
Total Increase (Decrease)	400,098	206,618
Net Assets
Beginning of Period	993,684	787,066
End of Period[2]	1,393,782	993,684

1 Includes fiscal 2006 short-term gain distributions totaling $10,519,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $13,430,000 and $12,083,000.

17

Financial Highlights

U.S. Value Fund

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value,
Beginning of Period	$14.36	$12.82	$10.82	$9.01	$10.46
Investment Operations
Net Investment Income	.28	.28	.19	.17	.13
Net Realized and Unrealized
Gain (Loss) on Investments	1.07	1.46	1.99	1.80	(1.48)
Total from
Investment Operations	1.35	1.74	2.18	1.97	(1.35)
Distributions
Dividends from
Net Investment Income	(.28)	(.20)	(.18)	(.16)	(.10)
Distributions from
Realized Capital Gains	(.88)	—	—	—	—
Total Distributions	(1.16)	(.20)	(.18)	(.16)	(.10)
Net Asset Value,
End of Period	$14.55	$14.36	$12.82	$10.82	$9.01

Total Return	9.93%	13.65%	20.25%	22.08%	–13.11%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$1,394	$994	$787	$474	$416
Ratio of Total Expenses to
Average Net Assets[1]	0.39%	0.39%	0.49%	0.63%	0.54%
Ratio of Net Investment
Income to Average Net Assets	2.09%	2.08%	1.61%	1.72%	1.36%
Portfolio Turnover Rate	57%	52%	56%	50%	46%

1 Includes performance-based investment advisory fee increases (decreases) of (0.09%), (0.08%), 0.00%, 0.09%, and 0.04%. See accompanying Notes, which are an integral part of the Financial Statements.

18

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

19

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 3000 Value Index. For the year ended September 30, 2006, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before a decrease of $1,004,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $141,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,376,000 from undistributed net investment income, and $8,106,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2006, the fund had $21,477,000 of ordinary income and $28,391,000 of long-term capital gains available for distribution.

At September 30, 2006, the cost of investment securities for tax purposes was $1,276,550,000. Net unrealized appreciation of investment securities for tax purposes was $131,954,000, consisting of unrealized gains of $152,505,000 on securities that had risen in value since their purchase and $20,551,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	82	27,581	507

20

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended September 30, 2006, the fund purchased $910,369,000 of investment securities and sold $621,625,000 of investment securities, other than U.S. government securities and temporary cash investments.

F. The market value of securities on loan to broker-dealers at September 30, 2006, was $121,000, for which the fund received cash collateral of $122,000.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	42,959	25,743
Issued in Lieu of Cash Distributions	5,139	817
Redeemed	(21,523)	(18,738)
Net Increase (Decrease) in Shares Outstanding	26,575	7,822

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

21

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $58,482,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $20,738,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 77.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund
Periods Ended September 30, 2006
	One	Five	Since
	Year	Years	Inception[1]
Returns Before Taxes	9.93%	9.77%	8.60%
Returns After Taxes on Distributions	8.44	9.16	8.07
Returns After Taxes on Distributions and Sale of Fund Shares	7.83	8.27	7.29

1 From June 5, 2000, until June 29, 2000, the fund conducted a subscription period during which its assets were held in money market instruments. Returns are measured from June 29, 2000, when the fund began to follow its investment strategy.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2006	9/30/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,035.59	$1.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.11	1.98

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1

The calculations are based on expenses incurred in the most recent six-months. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

25

Trustees Approve Advisory Agreement

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (GMO). The board determined that the retention of GMO was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of GMO’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of investment management over both the short and long term and the organizational depth and stability of the advisory firm. The board noted that GMO has a diverse product line whose assets are well distributed across products. U.S. equities, developed market international equities, emerging market equities, and global fixed income each make up a meaningful portion of GMO’s total business. Sam Wilderman, director of U.S. equity management at GMO, has been the lead portfolio manager of the U.S. Value Fund since 2006.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that GMO has carried out the fund’s investment strategy in disciplined fashion, and the results have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of GMO in determining whether to approve the advisory fee, because GMO is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board also approved a change to the process for the quarterly calculation of GMO’s asset-based advisory fee. The calculation now will be based on the average daily net assets of the fund rather than the average month-end net assets.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years:
Trustee since May 1987;	Chairman of the Board, Chief Executive Officer, and
Chairman of the Board and	Director/Trustee of The Vanguard Group, Inc., and of
Chief Executive Officer	each of the investment companies served by The
142 Vanguard Funds Overseen	Vanguard Group.

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years:
Trustee since January 2001	Applecore Partners (pro bono ventures in education);
142 Vanguard Funds Overseen	Senior Advisor to Greenwich Associates (international
business strategy consulting); Successor Trustee of
Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the
Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years:
Trustee since December 2001[2]	Chairman and Chief Executive Officer of Rohm
142 Vanguard Funds Overseen	and Haas Co. (chemicals) since 1999; Board Member
of the American Chemistry Council; Director of Tyco
International, Ltd. (diversified manufacturing and
services) since 2005; Trustee of Drexel University and
of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years:
Trustee since June 2006	President of the University of Pennsylvania since 2004;
142 Vanguard Funds Overseen	Professor in the School of Arts and Sciences,
Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University
Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of
Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Corporate Vice President and Chief Global Diversity
142 Vanguard Funds Overseen	Officer since 2006, Vice President and Chief
Information Officer (1997–2005), and Member of the
Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s
Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking,
142 Vanguard Funds Overseen	Harvard Business School since 2000; Senior Associate
Dean, Director of Faculty Recruiting, and Chair of
Finance Faculty, Harvard Business School; Director
and Chairman of UNX, Inc. (equities trading firm) since
2003; Chair of Investment Committee of HighVista
Strategies LLC (private investment firm) since 2005;
Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985–
2004), Genbel Securities Limited (South African
financial services firm) (1999–2003), Gensec Bank
(1999–2003), Sanlam, Ltd. (South African Insurance
company) (2001–2003), and Stockback, Inc. (credit
card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer, and
142 Vanguard Funds Overseen	Director of NACCO Industries, Inc. (forklift trucks/
housewares/lignite); Director of Goodrich Corporation
(industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer of Rohm
142 Vanguard Funds Overseen	and Haas Co. (chemicals); Director of Cummins Inc.
(diesel engines),MeadWestvaco Corp. (packaging
products), and AmerisourceBergen Corp.
(pharmaceutical distribution); Trustee of Vanderbilt
University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Secretary since July 2005	Managing Director since July 2006,General Counsel
142 Vanguard Funds Overseen	since July 2005, and Secretary of Vanguard and of
each of the investment companies served by The
Vanguard Group since July 2005; Principal of The
Vanguard Group, Inc. (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Treasurer since July 1998	Principal of The Vanguard Group, Inc.;Treasurer of
142 Vanguard Funds Overseen	each of the investment companies served by The
Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.

Direct Investor Account Services > 800-662-2739

All other marks are the exclusive property of their
respective owners.

Institutional Investor Services > 800-523-1036

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting
This material may be used in	guidelines by visiting our website, www.vanguard.com,
conjunction with the offering of	and searching for “proxy voting guidelines,” or by calling
shares of any Vanguard fund only	Vanguard at 800-662-2739. They are also available from
if preceded or accompanied by the	the SEC’s website, www.sec.gov. In addition, you may
fund’s current prospectus.	obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months ended June
30. To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112006

Vanguard® Capital Value Fund

> Annual Report

September 30, 2006

>	For the fiscal year ended September 30, 2006, Vanguard Capital Value Fund returned 11.8%, compared with returns of 14.6% for its benchmark index and 11.1% for the peer-group average.

>

Compared with its benchmark index, the fund’s overweight position in the information technology sector helped returns, while the fund’s underweighting of financials missed much of that sector’s strong performance.

>

Cisco Systems, the fund’s largest holding, performed well during the year, but some of the fund’s other top-ten holdings had weak results, including R.H. Donnelley and American Axle & Manufacturing Holdings.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	11
Your Fund’s After-Tax Returns	21
About Your Fund’s Expenses	22
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2006
Total
Returns
Vanguard Capital Value Fund	11.8%
Russell 3000 Value Index	14.6
Average Multi-Cap Value Fund[1]	11.1
Dow Jones Wilshire 5000 Index	10.5

Your Fund’s Performance at a Glance
September 30, 2005–September 30, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$11.64	$12.40	$0.100	$0.475

1	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For the 12 months ended September 30, 2006, Vanguard Capital Value Fund gained 11.8%. This was a strong performance, though inferior to the result of the fund’s benchmark index. The fund’s return for the period was ahead of returns of both the broad U.S. stock market and the peer-group average.

During the period, the fund held high concentrations in three sectors: consumer discretionary, health care, and information technology. Although the technology commitment paid off handsomely, relatively poor stock selection in the consumer discretionary sector somewhat offset these gains. The fund’s sizable position in the health care sector also produced a subpar increase. If you hold your shares in a taxable account, you may wish to review the fund’s after-tax returns on page 21. We expect the fund to make year-end distributions from net capital gains totaling about $0.94 per share.

Stocks endured some rough going, then recovered to post strong results

The stock market advanced through the first part of the fund’s fiscal year, then hit a speed bump in May, as investors feared that the economy was growing too rapidly. But a slowdown in the housing market, coupled with a late-summer decline in oil prices, helped to allay inflation concerns. The broad market rebounded to post a solid 10.5% return for the 12-month period. Value-oriented stocks outperformed

2

growth stocks, and large-capitalization stocks edged out small-caps, one of the market’s best-performing segments in recent years.

International stocks handily outpaced domestic issues, continuing a multiyear trend. European and emerging market stocks fared particularly well. Stocks in the Pacific region also performed admirably, even though Japanese stocks did not fully participate in the global market’s summer recovery.

In the bond market, prices rallied as the Fed paused

At its August and September meetings, the Federal Reserve Board twice voted to maintain the federal funds rate at 5.25%, marking a pause in the central bank’s two-year inflation-fighting campaign. With investor sentiment buoyed by the Fed’s near-term inflation outlook, interest rates decreased, driving bond prices higher. The broad taxable bond market finished the period with a 3.7% return, and municipal bonds performed slightly better.

Although rates decreased along the entire maturity spectrum in late summer, the difference between the yields of the shortest- and longest-term issues remained narrow by historical standards. At the end of September, the U.S. Treasury yield curve was actually inverted, meaning that short-term issues such as 3-month and 6-month Treasury notes offered higher yields than those with longer maturities.

Market Barometer
		Average Annual Total Returns
	Periods Ended September 30, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	10.2%	12.8%	7.6%
Russell 2000 Index (Small-caps)	9.9	15.5	13.8
Dow Jones Wilshire 5000 Index (Entire Market)	10.5	13.3	8.6
MSCI All Country World Index ex USA (International)	19.4	23.9	16.4

Bonds
Lehman Aggregate Bond Index (Broad Taxable Market)	3.7%	3.4%	4.8%
Lehman Municipal Bond Index	4.5	4.4	5.2
Citigroup 3-Month Treasury Bill Index	4.4	2.6	2.2

CPI
Consumer Price Index	2.1%	3.1%	2.6%

3

Your fund embraced the unloved and undervalued

During the fiscal year ended September 30, 2006, value-oriented stocks outperformed growth issues, and Vanguard Capital Value Fund outshone both the broad U.S. stock market and the average return of peer funds. Compared with traditional value funds, your fund is very concentrated in companies that have fallen out of favor with investors—firms that are unloved and, as a result, undervalued.

Wellington Management Company, LLP, your fund’s advisor, seeks out stocks that are trading at prices the advisor feels do not reflect their true value, perhaps due to investors’ overreaction to bad news, a change in management, or some other cloud hanging over the company. In some market environments, the advisor’s approach will be handsomely rewarded, while in others the fund’s concentrated holdings may be beaten down even further.

During the year, strong performances from U.S. airline stocks and top-ten holding Cisco Systems helped boost the fund’s return. Packaging manufacturer Pactiv and specialty chemicals producer Cytec Industries were likewise standout performers. Overall, when compared with its benchmark index, the fund’s overweight position in information technology stocks paid off well; on the other hand, large exposures to the consumer discretionary and health care

Expense Ratios[1]
Your fund compared with its peer group
		Average
		Multi-Cap
	Fund	Value Fund
Capital Value Fund	0.61%	1.38%

1	Fund expense ratio reflects the 12 months ended September 30, 2006. Peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

sectors failed to match the returns of the index sectors. The fund also paid a price for underweighting the financials sector during the year, thus missing out on much of this sector’s gains.

Our advisor, Wellington Management, looks for value in unlikely places, most recently, in growth-oriented technology sectors. Cisco Systems was a case in point.

Unfortunately, Cisco’s performance was somewhat offset by poor performances from other top-ten holdings, including Yellow Pages publisher R.H. Donnelley and American Axle & Manufacturing, the auto parts producer. The fund was also hurt by its heavy exposure to Sprint Nextel and Boston Scientific, whose separate merger activities negatively affected returns.

Performance since inception has been volatile

It’s difficult to obtain a long-term perspective on your fund, since it has been in existence for not quite five years. Because of the advisor’s contrarian style and concentrated positions—there were only 77 stocks in the portfolio at fiscal year-end—year-to-year returns have been volatile, often more so than those of the broad market. Given the fund’s aggressive positioning, a five-year period is insufficient to assess its success in adding value over a full range of market environments.

Total Returns
December 17, 2001,[1] Through September 30, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Capital Value Fund	6.2%	$13,363
Russell 3000 Value Index	10.5	16,132
Average Multi-Cap Value Fund	8.3	14,639
Dow Jones Wilshire 5000 Composite Index	6.8	13,679

1	The fund’s inception date.

5

Over the long run, we are confident that the advisor’s search for unrecognized value will produce competitive returns. Wellington Management has a long and strong track record with several other Vanguard funds. In addition, the Capital Value Fund has the advantage of Vanguard’s low costs: Its expense ratio is 0.61%—compared with peer average expenses of 1.38%—which allows investors in the Capital Value Fund to keep as much of the return as possible.

The fund’s strategy rewards a long-term perspective

A disciplined value philosophy is at the heart of Wellington Management’s strategy for Vanguard Capital Value Fund. Central to this approach is the search for underappreciated or overlooked segments of the market, and for companies whose share prices do not reflect their prospects for growth.

Over the long term, we expect the advisor to add value using this approach. However, the risk of being heavily weighted in a stock that declines, or of missing one that climbs, is embedded in such a contrarian strategy. Only by sticking with the Capital Value Fund over a long period can investors benefit from its aggressive style.

As we have counseled investors through the years, sticking with a carefully considered, balanced portfolio of stock, bond, and money market funds suited to your unique circumstances can be critical to your long-term investing success. We believe low-cost, diversified index funds are best for the core of your portfolio, with actively managed funds such as Vanguard Capital Value Fund playing a valuable, but limited, secondary role.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

October 18, 2006

6

Advisor’s Report

The Capital Value Fund’s strong performance during the year continued to be led by our airline holdings—US Airways Group, Continental Airlines, and AMR. Further boosting returns were our overweighted position and favorable stock selection in the information technology sector. Cisco Systems, the fund’s largest holding, Fairchild Semiconductor International, LAM Research, and Symantec were top performers. Materials sector holdings such as Pactiv and Cytec Industries benefited from a strong recovery following the horrendous 2005 hurricane season, as these companies were able to offset increases in raw materials and energy costs by raising their prices. Finally, our large position in cable industry leader Comcast contributed handsomely to relative performance.

Partially offsetting these positive contributions was the continued dismal performance of our auto-parts holdings American Axle and Manufacturing and Lear. Two low-growth but undervalued media holdings, R.H. Donnelley and Cinram International Income Fund, also detracted from performance. In addition, two other individual selections, Boston Scientific and Sprint Nextel, produced disappointing results for the year and detracted meaningfully from the fund’s overall result. Both companies remain undervalued relative to their earnings and growth potential; however, both are suffering from poor execution of large mergers and competitive pressures.

Although we build the portfolio one stock at a time, the broad industry sectors with the largest concentration of our net purchases over the past year included consumer staples, health care, and industrials. Conversely, the sectors with the largest net sales included financials, energy, and materials.

Our investment philosophy is predicated on the belief that markets are efficient over the long term; however, in the short and intermediate terms, markets tend to exaggerate current trends and overreact to new information. This is even truer today with the explosion of hedge funds, which tend to have very short time horizons. We focus on trying to assess the fair value of a company when viewed in a long-term context, and we seek to take advantage of market-price dislocations that result from the market’s shorter-term focus. Since we are by nature contrarians with a longer investment horizon than the market, the fund’s investment results can differ meaningfully from broad-market and/or value-style indexes in any given quarter or year; however, over the longer term, we strive to outperform both.

For 2007 we anticipate decelerating economic growth, both domestically and globally, which should alleviate some of the inflationary pressures currently coming from energy, raw materials, and labor costs. While U.S. consumers are likely to be under continued spending pressure, we expect strong corporate

7

balance sheets and profitability to encourage continued capital investment, which should pick up some of the consumer slack. A decelerating economy will give rise to downward pressure on corporate earnings growth rates, but we still anticipate low- to mid-single-digit earnings growth nonetheless. While we should expect periods of volatility as investors vacillate between fear of a recession and optimism about sustained growth, we expect a fairly benign interest rate policy over the next year, which should allow the market price/earnings ratio to expand modestly in the aftermath of several years of continuous contraction.

We are mindful of a number of material risks, including the continued underpricing of credit risk, the massive U.S. current account deficit, potential terrorist attacks, armed conflict with Iran, an avian-flu outbreak, or a rapid deceleration in growth of China’s gross domestic product. In response to the negative implications of these risks, we increased our focus on companies with strong, free cash-flow, good liquidity, and limited requirements to access capital markets for refinancing purposes. Nonetheless, we are unwilling to sell materially undervalued stocks that are going down in response to rising economic fears just so that we can “hide” in an expensive “safe” stock to ride out a short-term market storm. We prefer to use these periods of market volatility to further improve the overall value proposition of our portfolio.

Finding truly cheap stocks is more challenging than it was several years ago, owing to the compression of valuation spreads; nevertheless, we continue to see good value available in the market. As we rummage through the market’s current basket of castoffs for new investment ideas, we continue to find more of the truly undervalued stocks we favor amid the growth indexes.

David R. Fassnacht, Senior Vice President

Wellington Management Company, LLP

October 18, 2006

8

Fund Profile

As of September 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	77	1,926	4,974
Median Market Cap	$17.4B	$37.5B	$27.5B
Price/Earnings Ratio	19.7x	15.1x	17.2x
Price/Book Ratio	2.0x	2.1x	3.7x
Yield	0.8%	2.4%	1.7%
Return on Equity	12.3%	16.7%	15.4%
Earnings Growth Rate	9.1%	15.2%	15.7%
Foreign Holdings	14.3%	0.0%	1.1%
Turnover Rate	47%	—	—
Expense Ratio	0.61%	—	—
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	21%	9%	12%
Consumer Staples	2	7	9
Energy	3	13	9
Financials	13	37	23
Health Care	15	7	12
Industrials	13	7	11
Information Technology	19	4	15
Materials	9	4	3
Telecommunication Services	3	6	3
Utilities	0	6	3
Short-Term Reserves	2%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.78	0.86
Beta	1.12	1.13

Ten Largest Holdings[4] (% of total net assets)

Cisco Systems, Inc.	communications
	equipment	6.4%
Comcast Corp.	broadcasting and
	cable TV	4.8
Cinram International	movies and
Income Fund	entertainment	4.1
Wyeth	pharmaceuticals	3.4
Sanofi-Aventis ADR	pharmaceuticals	3.2
Tyco International Ltd.	industrial
	conglomerates	2.9
Bank of America Corp.	diversified
	financial services	2.9
US Airways Group Inc.	airlines	2.7
R.H. Donnelley Corp.	publishing	2.7
American Axle &	auto parts
Manufacturing Holdings, Inc.	and equipment	2.6
Top Ten		35.7%

Investment Focus

1 Russell 3000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other items used here, see the Glossary on page 24.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2001–September 30, 2006

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2006		Final Value
	One	Since	of a $10,000
	Year	Inception[1]	Investment
Capital Value Fund	11.77%	6.24%	$13,363
Dow Jones Wilshire 5000 Index	10.48	6.76	13,679
Russell 3000 Value Index	14.55	10.51	16,132
Average Multi-Cap Value Fund[2]	11.14	8.29	14,639

Fiscal-Year Total Returns (%): December 17, 2001–September 30, 2006

1 December 17, 2001.

2 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 16 for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of September 30, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.8%)
Consumer Discretionary (21.2%)
Cinram International
Income Fund	889,500	17,820
* Comcast Corp. Special Class A	422,600	15,556
* R.H. Donnelley Corp.	221,059	11,694
American Axle &
Manufacturing Holdings, Inc.	673,200	11,236
Foot Locker, Inc.	333,200	8,413
* Comcast Corp. Class A	149,500	5,509
Entercom
Communications Corp.	192,000	4,838
Lear Corp.	204,500	4,233
* Viacom Inc. Class B	95,000	3,532
Black & Decker Corp.	30,900	2,452
Compagnie Generale des
Etablissements Michelin SA	29,882	2,187
* Liberty Global, Inc. Series C	74,146	1,858
Time Warner, Inc.	86,700	1,581
* Liberty Global, Inc. Class A	39,093	1,006
* TRW Automotive
Holdings Corp.	34,200	823
		92,738
Consumer Staples (2.4%)
Unilever NV	231,787	5,693
Bunge Ltd.	63,400	3,674
Unilever NV ADR	51,000	1,252
		10,619
Energy (2.7%)
* Newfield Exploration Co.	115,600	4,455
Talisman Energy, Inc.	154,200	2,526
EnCana Corp.	45,010	2,102
Devon Energy Corp.	30,100	1,901
Petroleo Brasileiro
Series A ADR	7,900	591
		11,575
Financials (12.9%)
Bank of America Corp.	232,669	12,464
Citigroup, Inc.	195,700	9,720
ACE Ltd.	158,300	8,664
Apollo Investment Corp.	304,200	6,239
KKR Financial Corp. REIT	230,400	5,654
Platinum Underwriters
Holdings, Ltd.	133,400	4,113
CIT Group Inc.	76,700	3,730
Capital One Financial Corp.	41,200	3,241
American International
Group, Inc.	29,400	1,948
Everest Re Group, Ltd.	8,300	810
		56,583
Health Care (15.7%)
Wyeth	294,300	14,962
Sanofi-Aventis ADR	311,500	13,852
Cooper Cos., Inc.	191,800	10,261
Sanofi-Aventis	62,127	5,518
Bristol-Myers Squibb Co.	201,700	5,026
* Boston Scientific Corp.	326,900	4,835
* Theravance, Inc.	149,300	4,037
* Impax Laboratories, Inc.	579,500	3,828
Astellas Pharma Inc.	93,800	3,778
Aetna Inc.	63,100	2,496
		68,593
Industrials (13.4%)
Tyco International Ltd.	454,500	12,721
* US Airways Group Inc.	264,524	11,726
* UAL Corp.	392,300	10,423
Goodrich Corp.	244,500	9,907
Deere & Co.	65,500	5,496
American Standard Cos., Inc.	79,500	3,337
Walter Industries, Inc.	52,300	2,232
* Alliant Techsystems, Inc.	25,700	2,083
* AirTran Holdings, Inc.	78,500	779
		58,704
Information Technology (18.9%)
* Cisco Systems, Inc.	1,218,300	28,021
Microsoft Corp.	384,600	10,511
* Fairchild Semiconductor
International, Inc.	371,600	6,949
* Avnet, Inc.	344,500	6,759
* Flextronics International Ltd.	478,300	6,046

11

		Market
		Value•
	Shares	($000)
* Sun Microsystems, Inc.	1,161,300	5,772
Applied Materials, Inc.	219,900	3,899
* Symantec Corp.	180,600	3,843
LM Ericsson Telephone Co.
ADR Class B	103,600	3,569
* Unisys Corp.	507,600	2,873
* Powerwave Technologies, Inc.	286,600	2,178
* Arrow Electronics, Inc.	77,400	2,123
* Teradyne, Inc.	21,300	280
		82,823
Materials (8.9%)
Cytec Industries, Inc.	156,700	8,711
Alcoa Inc.	243,900	6,839
E.I. du Pont de
Nemours & Co.	138,100	5,916
Chemtura Corp.	670,500	5,813
Temple-Inland Inc.	104,500	4,190
* Smurfit-Stone
Container Corp.	351,812	3,940
* Century Aluminum Co.	98,500	3,315
		38,724
Telecommunication Services (3.5%)
Sprint Nextel Corp.	589,812	10,115
Verizon Communications Inc.	70,900	2,633
Embarq Corp.	50,545	2,445
		15,193
Other (0.2%)
[1] Miscellaneous Securities		705
Total Common Stocks
(Cost $387,073)		436,257
Temporary Cash Investment (1.5%)
Repurchase Agreement (1.5%)
Deutsche Bank Securities Inc.
5.330%, 10/2/06 (Dated 9/29/06,
Repurchase Value $6,803,000,
collateralized by Federal Home
Loan Mortgage Corp. 5.00%,
11/1/35–7/1/36) 6,800		6,800
Total Temporary Cash Investment
(Cost $6,800)		6,800
Total Investments (101.3%)
(Cost $393,873)		443,057
Other Assets and Liabilities (–1.3%)
Other Assets—Note C		2,889
Liabilities		(8,672)
		(5,783)
Net Assets (100%)
Applicable to 35,259,363 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		437,274
Net Asset Value Per Share		$12.40

12

At September 30, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	352,538	$10.00
Undistributed Net
Investment Income	2,444.07
Accumulated Net
Realized Gains	33,101.94
Unrealized Appreciation
Investment Securities	49,184	1.39
Foreign Currencies	7	—
Net Assets	437,274	$12.40

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

1 Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.

2 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

13

Statement of Operations

Year Ended
September 30, 2006
($000)
Investment Income
Income
Dividends[1]	6,802
Interest	141
Security Lending	14
Total Income	6,957
Expenses
Investment Advisory Fees—Note B
Basic Fee	973
Performance Adjustment	364
The Vanguard Group—Note C
Management and Administrative	1,114
Marketing and Distribution	102
Custodian Fees	22
Auditing Fees	20
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	2,612
Expenses Paid Indirectly—Note D	(43)
Net Expenses	2,569
Net Investment Income	4,388
Realized Net Gain (Loss)
Investment Securities Sold	37,922
Foreign Currencies	29
Realized Net Gain (Loss)	37,951
Change in Unrealized Appreciation (Depreciation)
Investment Securities	5,355
Foreign Currencies	7
Change in Unrealized Appreciation (Depreciation)	5,362
Net Increase (Decrease) in Net Assets Resulting from Operations	47,701

1 Dividends are net of foreign withholding taxes of $251,000.

14

Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,388	4,390
Realized Net Gain (Loss)	37,951	42,528
Change in Unrealized Appreciation (Depreciation)	5,362	5,291
Net Increase (Decrease) in Net Assets Resulting from Operations	47,701	52,209
Distributions
Net Investment Income	(3,542)	(4,940)
Realized Capital Gain	(16,826)	—
Total Distributions	(20,368)	(4,940)
Capital Share Transactions—Note G
Issued	61,832	72,307
Issued in Lieu of Cash Distributions	18,805	4,442
Redeemed	(98,118)	(106,651)
Net Increase (Decrease) from Capital Share Transactions	(17,481)	(29,902)
Total Increase (Decrease)	9,852	17,367
Net Assets
Beginning of Period	427,422	410,055
End of Period[1]	437,274	427,422

1 Net Assets–End of Period includes undistributed net investment income of $2,444,000 and $2,025,000.

15

Financial Highlights

					Dec. 17,
					2001[1] to
	Year Ended September 30,				Sept. 30,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.64	$10.42	$9.05	$6.68	$10.00
Investment Operations
Net Investment Income	.120	.12[2]	.09	.06	.05
Net Realized and Unrealized
Gain (Loss) on Investments	1.215	1.23	1.34	2.38	(3.37)
Total from Investment Operations	1.335	1.35	1.43	2.44	(3.32)
Distributions
Dividends from Net Investment Income	(.100)	(.13)	(.06)	(.07)	—
Distributions from Realized Capital Gains	(.475)	—	—	—	—
Total Distributions	(.575)	(.13)	(.06)	(.07)	—
Net Asset Value, End of Period	$12.40	$11.64	$10.42	$9.05	$ 6.68

Total Return	11.77%	12.98%	15.82%	36.78%	–33.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$437	$427	$410	$292	$187
Ratio of Total Expenses to Average Net Assets[3]	0.61%	0.59%	0.53%	0.53%	0.54%*
Ratio of Net Investment Income to
Average Net Assets	1.02%	1.01%[2]	0.95%	0.82%	0.77%*
Portfolio Turnover Rate	47%	46%	40%	40%	40%

1 Inception.

2 Net investment income per share and the ratio of net investment income to average net assets include $.02 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Includes performance-based investment advisory fee increases (decreases) of 0.08%, 0.07%, 0.00%, (0.05%), and 0.00%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

17

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones Wilshire 5000 Index. For the year ended September 30, 2006, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before an increase of $364,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2006, the fund had contributed capital of $45,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2006, these arrangements reduced the fund’s expenses by $43,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2006, the fund realized net foreign currency gains of $29,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $456,000 from undistributed net investment income, and $4,088,000 from accumulated net realized gains, to paid-in capital.

18

For tax purposes, at September 30, 2006, the fund had $3,157,000 of ordinary income and $33,101,000 of long-term capital gains available for distribution.

At September 30, 2006, the cost of investment securities for tax purposes was $393,873,000. Net unrealized appreciation of investment securities for tax purposes was $49,184,000, consisting of unrealized gains of $72,116,000 on securities that had risen in value since their purchase and $22,932,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2006, the fund purchased $200,756,000 of investment securities and sold $230,129,000 of investment securities other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2006	2005
	Shares	Shares
	(000)	(000)
Issued	5,138	6,303
Issued in Lieu of Cash Distributions	1,610	389
Redeemed	(8,221)	(9,312)
Net Increase (Decrease) in Shares Outstanding	(1,473)	(2,620)

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

19

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard Malvern Fund and the Shareholders of Vanguard Capital Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (the “Fund”) at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 13, 2006

Special 2006 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $20,915,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $3,542,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 98.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

20

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund
Periods Ended September 30, 2006
		Since
	One Year	Inception[1]
Returns Before Taxes	11.77%	6.24%
Returns After Taxes on Distributions	10.99	5.95
Returns After Taxes on Distributions and Sale of Fund Shares	8.61	5.31

1	December 17, 2001.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2006	9/30/2006	Period[1]
Based on Actual Fund Return	$1,000.00	$1,005.68	$2.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.26	2.84

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1

These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.56%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years:
Trustee since May 1987;	Chairman of the Board, Chief Executive Officer, and
Chairman of the Board and	Director/Trustee of The Vanguard Group, Inc., and of
Chief Executive Officer	each of the investment companies served by The
142 Vanguard Funds Overseen	Vanguard Group.

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years:
Trustee since January 2001	Applecore Partners (pro bono ventures in education);
142 Vanguard Funds Overseen	Senior Advisor to Greenwich Associates (international
business strategy consulting); Successor Trustee of .
Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the
Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years:
Trustee since December 2001[2]	Chairman and Chief Executive Officer of Rohm
142 Vanguard Funds Overseen	and Haas Co. (chemicals) since 1999; Board Member
of the American Chemistry Council; Director of Tyco
International, Ltd. (diversified manufacturing and
services) since 2005; Trustee of Drexel University and
of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years:
Trustee since June 2006	President of the University of Pennsylvania since 2004;
142 Vanguard Funds Overseen	Professor in the School of Arts and Sciences,
Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S.
Rockefeller Professor of Politics and the University
Center for Human Values (1990–2004), Princeton
University; Director of Carnegie Corporation of New
York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of
Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Corporate Vice President and Chief Global Diversity
142 Vanguard Funds Overseen	Officer since 2006, Vice President and Chief
Information Officer (1997–2005), and Member of the
Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s
Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking,
142 Vanguard Funds Overseen	Harvard Business School since 2000; Senior Associate
Dean, Director of Faculty Recruiting, and Chair of
Finance Faculty, Harvard Business School; Director
and Chairman of UNX, Inc. (equities trading firm) since
2003; Chair of Investment Committee of HighVista
Strategies LLC (private investment firm) since 2005;
Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985–
2004), Genbel Securities Limited (South African
financial services firm) (1999–2003), Gensec Bank
(1999–2003), Sanlam, Ltd. (South African Insurance
company) (2001–2003), and Stockback, Inc. (credit
card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer, and
142 Vanguard Funds Overseen	Director of NACCO Industries, Inc. (forklift trucks/
housewares/lignite); Director of Goodrich Corporation
(industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer of Rohm
142 Vanguard Funds Overseen	and Haas Co. (chemicals); Director of Cummins Inc.
(diesel engines),MeadWestvaco Corp. (packaging
products), and AmerisourceBergen Corp.
(pharmaceutical distribution); Trustee of Vanderbilt
University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Secretary since July 2005	Managing Director since July 2006,General Counsel
142 Vanguard Funds Overseen	since July 2005, and Secretary of Vanguard and of
each of the investment companies served by The
Vanguard Group since July 2005; Principal of The
Vanguard Group, Inc. (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Treasurer since July 1998	Principal of The Vanguard Group, Inc.;Treasurer of
142 Vanguard Funds Overseen	each of the investment companies served by The
Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.

Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
respective owners.

Institutional Investor Services > 800-523-1036

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting
This material may be used in	guidelines by visiting our website, www.vanguard.com,
conjunction with the offering of	and searching for “proxy voting guidelines,” or by calling
shares of any Vanguard fund only	Vanguard at 800-662-2739. They are also available from
if preceded or accompanied by the	the SEC’s website, www.sec.gov. In addition, you may
fund’s current prospectus.	obtain a free report on how your fund voted the proxies
for securities it owned during the 12 months ended June
30. To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112006

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)  Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2006: $60,000

Fiscal Year Ended September 30, 2005: $52,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2006: $2,347,620

Fiscal Year Ended September 30, 2005: $2,152,740

(b)  Audit-Related Fees.

Fiscal Year Ended September 30, 2006: $530,000

Fiscal Year Ended September 30, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)  Tax Fees.

Fiscal Year Ended September 30, 2006: $101,300

Fiscal Year Ended September 30, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)  All Other Fees.

Fiscal Year Ended September 30, 2006: $0

Fiscal Year Ended September 30, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)  Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2006: $101,300

Fiscal Year Ended September 30, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 17, 2006

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 17, 2006

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.